SCHEDULE l4A

PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant ☐

Check the appropriate box:

[ X ] Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CAPE COASTAL TRADING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[	] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: _________
2)	Aggregate number of securities to which transaction applies: _________
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____

4)	Proposed maximum aggregate value of transaction: _________
5)	Total fee paid:

[	] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ________
2)	Form, Schedule or Registration Statement No.: _____________
3)	Filing Party: ___________
4)	Date Filed: _____________

CAPE COASTAL TRADING CORPORATION

122 OCEAN PARK BOULEVARD

SUITE 307

SANTA MONICA, CA 90405

PRELIMINARY PROXY STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14A AND SCHEDULE 14A THEREUNDER

Dear Shareholder:

You are cordially invited to attend our Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on November 11, 2005 at the offices of McGuireWoods, LLP, 1345 Avenue of the Americas, New York, New York. The formal Notice of Special Meeting of Shareholders and Proxy Statement are attached.

At this meeting, you will have the opportunity to vote on proposals to reincorporate Cape Coastal Trading Corporation (the "Company") in the State of Delaware, to sell substantially all of the operating assets of the Company and to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock, par value $.001. These proposals are intended to better position the Company for future growth and to provide the Company with the ability to realize the corporate law advantages afforded by Delaware law. We believe these changes will serve the Company well in the future.

Details of the proposals are set forth in the attached Notice of Special Meeting of Shareholders and the Proxy Statement. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, we urge you to sign, date and return the enclosed proxy card whether you plan to attend or not. Your vote is important, regardless of the number of shares you own.

Thank you.

Sincerely,

_________________________

Geoffery Alison

President and Chairman of the Board

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CAPE COASTAL TRADING CORPORATION

122 OCEAN PARK BOULEVARD

SUITE 307

SANTA MONICA, CA 90405

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

November 11, 2005

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Cape Costal Trading Corporation (the "Company" or "CCTR") will be held on November 11, 2005, at 11:00 a.m., Eastern Time, at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, New York, New York to consider and act upon the following matters:

1.

Approval of the Reincorporation of CCTR into the State of Delaware through a merger with a newly formed, wholly owned Delaware subsidiary (the "Subsidiary") and all developments incidental thereto and the terms of the definitive agreements related thereto;

2.	Approval and ratification of a sale of the operating assets of CCTR and the terms of the definitive agreements related thereto;

3.	Approval to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock; and

4.	Such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on October 26, 2005, as the record date (the "Record Date") for determining the shareholders entitled to notice of the foregoing actions. Only shareholders of record of our common stock at the close of business on the Record Date, are entitled to receive notice of, and to vote on, the business that may come before the Special Meeting.

CCTR has asked brokers and other custodians, nominees, and fiduciaries to forward this Proxy Statement to the beneficial owners of CCTR common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Proxy Statement will serve as the written notice to shareholders required pursuant to Section 615 of the New York Law.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card as promptly as possible in the postage paid envelope provided. You may revoke the proxy at any time before it is exercised by following the instructions set forth in Voting of Proxies on the first page of the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

_______________________

Geoffrey Alison

Corporate Secretary

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Forward Looking Statements
Reincorporation
Overview of Reincorporation
Summary Term Sheet
Material Terms of Merger Agreement
Certain United States Federal Income Tax Consequences
Accounting Treatment
Regulatory Approvals
Appraisal Rights
Interests of Certain Persons in the Reincorporation
Operations Following Reincorporation
Reasons for Reincorporation
Effectiveness of Reincorporation
Conversion of Common Stock

Significant Differences

Significant Differences in Charter Documents
Stockholder Protection Rights
Differences in Authorized Capital

Exhibits
A. Agreement and Plan of Merger
B. Certificate of Incorporation of Subsidiary
C. By-laws of Subsidiary
D.	Stockholder Protection Rights Agreement
E.	Asset Purchase Agreement
F.	Certificate of Amendment to Certificate of Incorporation

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance, or achievements to be materially different from our future results, performance, or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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CAPE COASTAL TRADING CORPORATION

122 OCEAN PARK BOULEVARD

SUITE 307

SANTA MONICA, CA 90405

PRELIMINARY PROXY STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14A AND SCHEDULE 14A THEREUNDER

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Special Meeting of Shareholders of the Company which has been scheduled for November 11, 2005 at 11:00 a.m. Eastern Time, and any adjournment or adjournments thereof, for the purpose of approving the reincorporation of the Company into the State of Delaware through a merger (which we refer to as the "Reincorporation") of CCTR with and into its wholly-owned subsidiary, Cape Coastal Trading Corporation, a Delaware corporation (the "Subsidiary"), and of certain other developments incidental thereto; to ratify and approve the sale and purchase of the operating assets of CCTR (which we refer to as the "Asset Sale"); and to approve an amendment to the Company's Certificate of Incorporation to effect a reverse stock split (referred to herein as the "Stock Split") all as described herein under "Proposal 1 To Change the State of Incorporation From New York to Delaware," "Proposal 2 To Ratify and Approve the Sale and Purchase of the Operating Assets of the Company," and "Proposal 3 To Approve an Amendment to the Company's Certificate of Incorporation" respectively.

The shares of common stock, par value $.001 per share, of the Company (the "Common Stock") represented by each properly executed proxy solicited by the Board of Directors and received by the Company will be voted as specified by the shareholder on the proxy. If no such specification is made, shares will be voted (i) FOR the proposal to reincorporate the Company into the State of Delaware; (ii) FOR the ratification and approval of the asset purchase of the operating assets of the Company; (iii) FOR the amendment to the Company's Certificate of Incorporation; and (iv) in accordance with the judgment of the person or persons voting such proxies with respect to such other matters, if any, as may properly come before the Special Meeting.

Any proxy may be revoked at any time before its exercise by giving written notice of revocation to the Secretary of the Company, by submitting a later-dated proxy, or by voting in person at the Special Meeting (after having notified the Secretary of the Company at any time prior to the voting of the proxy).

Approval of the Reincorporation will require the affirmative vote of two-thirds of the outstanding shares of our common stock entitled to vote thereon at the Special Meeting, voting as a single class, and a majority of such vote will be required to approve the Asset Sale and the Stock Split.

The Notice and this Proxy Statement were mailed on or about September 10, 2005 to our shareholders of record, as of the Record Date, pursuant to Section 14(a) of the Exchange Act of 1934, as amended (the "Exchange Act").

Please read this Proxy Statement carefully as it provides detailed information regarding the Reincorporation, the Asset Sale, the Stock Split, and changes that may occur as a result of such actions and describes the material terms of the agreements underlying each transaction.

Additional information about CCTR is contained in its periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits, and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements, and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

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The principal executive office of CCTR is located at 122 Ocean Park Boulevard, Suite 307, Santa Monica, CA 90405. CCTR's telephone number is (212) 243-1000.

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PROPOSAL 1: REINCORPORATION

Overview

The Board has unanimously approved, and recommends that the Company's shareholders approve, the change to the state of incorporation of the Company from New York to Delaware, including the approval of the terms of the Merger Agreement. The Reincorporation and the transactions incident thereto will not result in any change in the business or the assets, liabilities, or net worth of the reincorporated entity. In addition, the directors and officers of the Company will be the same as those of the Subsidiary. The Reincorporation will provide the Company with the advantages of certain provisions of the corporate laws of Delaware and will in connection therewith effect changes to the Company's certificate of incorporation and bylaws as described below.

After receiving shareholder approval, the Merger Agreement will be signed by and between CCTR and a newly-formed, wholly-owned subsidiary of CCTR incorporated in the State of Delaware, also named Cape Coastal Trading Corporation (referred to herein prior to the effective time of the Reincorporation as the "Subsidiary"). The form of Merger Agreement is attached as Exhibit [__] hereto.

The Merger Agreement will provide for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code (the "Code"), whereby the Company will be merged with and into the Subsidiary, CCTR's separate corporate existence shall cease, and the Subsidiary shall continue as the surviving corporation (the surviving Delaware corporation is referred to herein after giving effect to the Reincorporation as the "Surviving Corporation"). At the effective time of the Reincorporation, all issued and outstanding shares of CCTR common stock ("Common Stock") will automatically be converted into shares of common stock of the Surviving Corporation (the "Delaware Common Stock") with no action required on the part the shareholders of CCTR (the "CCTR Shareholders").

The Merger Agreement in the form attached hereto has been approved by the Board. The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the Merger, even after requisite shareholder approval thereof, if for any reason (including, but not limited to, the number of shares for which appraisal rights have been exercised and the cost to the Company thereof), the Board determines that it is inadvisable to proceed with the Merger.

As soon as practicable after receiving shareholder approval, CCTR will file a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, at which time the Reincorporation will be effective (the "Effective Time").

At the Effective Time, and without any additional action by the shareholders, each issued and outstanding share of Common Stock will be converted into one share of Delaware Common Stock resulting in all shareholders automatically becoming stockholders of the Surviving Corporation.

After the Effective Time, stockholders of the Surviving Corporation will not be required to exchange stock certificates that represent Common Stock for stock certificates representing Delaware Common Stock. As of the Effective Time, all stock certificates representing shares of Common Stock will automatically be deemed to represent an equal number of shares of Delaware Common Stock.

SHAREHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING COMMON STOCK AND SHOULD NOT SEND STOCK CERTIFICATES REPRESENTING COMMON STOCK TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE REINCORPORATION.

After the Reincorporation, stockholders of the Surviving Corporation may use stock certificates issued prior to the Reincorporation to sell or transfer shares of Delaware Common Stock. New stock certificates representing shares of Delaware Common Stock will be issued in connection with transfers of Delaware Common Stock that take place after the Reincorporation. After the Effective Time, on the written request of any stockholder of the Surviving Corporation, the Surviving Corporation will cause its transfer agent to issue to such stockholder a new stock certificate in exchange for a stock certificate held by such stockholder issued prior to the time of the Reincorporation

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subject to normal stock transfer requirements, which include compliance with all applicable federal and state securities laws and regulations, delivery of the original stock certificate with proper endorsement and medallion signature guaranteed stock power, acceptable authorization for such transfer, and payment of applicable taxes and transfer agent fees.

Shares of Common Stock that were freely tradable before the Effective Time will be automatically converted into shares of freely tradable Delaware Common Stock and shares of Common Stock with transfer restrictions before the Effective Time will be automatically converted into shares of Delaware Common Stock with the same transfer restrictions. For purposes of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), the Reincorporation on its own will not affect the acquisition date of the shares of Common Stock converted into shares of Delaware Common Stock. Immediately after the Effective Time, all shares of Delaware Common Stock will be deemed, for Rule 144 purposes, to have been acquired on the date the shares of Common Stock were acquired.

Summary Term Sheet

Companies:

Cape Coastal Trading Corporation, a New York corporation, and development stage company incorporated in New York on August 16, 2002. Prior to January 13, 2005, the Company was focused on importing artworks and crafts from Ghana, Africa to sell to its U.S. vendors and customers. After that time, CCTR ceased such business operations. CCTR's business plan now consists solely of exploring potential targets for a business combination through a purchase of assets, share purchase or exchange, merger, or similar type of transaction.

Cape Coastal Trading Corporation, a Delaware corporation and wholly-owned subsidiary of CCTR that prior to the Reincorporation, will not have engaged in any activities except in connection with the Reincorporation.

Approval:	The Reincorporation and the terms of the Merger Agreement were approved by written consent of the Board of Directors on [_______], 2005.

Transaction Structure:

CCTR will form the Subsidiary in the State of Delaware and will maintain ownership of 100% of the capital stock of the Subsidiary. To effect the Reincorporation, CCTR will merge with and into the Subsidiary and thereafter CCTR will cease to exist as a separate entity. The Subsidiary will be the surviving Delaware corporation.

Exchange of Common Stock:

Shares of common stock of the Cape Coastal Trading Corporation, the New York corporation (the "Common Stock") will automatically be converted on a one-for-one basis into shares of common stock of Cape Coastal Trading Corporation, the Delaware corporation (the "Delaware Common Stock") at the effective time of the Reincorporation without any action required by the Shareholders.

Purpose:

The purpose of the Reincorporation is to change the Company's state of incorporation from New York to Delaware and is intended to permit CCTR to be governed by the Delaware General Corporation Law ("Delaware Law") rather than by the New York Business Corporation Law ("New York Law").

Effective Time:

The Reincorporation will become effective on the filing of the Certificate of Merger with each of the Secretary of State of Delaware and the Secretary of State of New York (the "Effective Time"). This filing is anticipated to be made as soon as practicable after receiving the requisite shareholder approval and as soon as permitted by the notice requirements of the Exchange Act or as early as practicable thereafter.

Effect of Reincorporation:	At the effective time of the Reincorporation:

•	CCTR will cease to exist as a separate entity;

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•	the CCTR Shareholders will become stockholders of the Surviving Corporation;

•	the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common Stock;

•	the Surviving Corporation shall possess all of the assets, liabilities, rights, privileges, and powers of CCTR and the Subsidiary including the Subsidiary's stockholder rights plan;

•

the Surviving Corporation shall be governed by the applicable laws of Delaware and the Certificate of Incorporation (the "DE Certificate of Incorporation") and Bylaws (the "DE Bylaws") of the Subsidiary in effect at the Effective Time, resulting in an increase to the authorized capital of the Company with the Surviving Corporation authorized to issue 200 million shares of Common Stock and 25 million shares of preferred stock;

•	the officers and directors of the Subsidiary will be the officers and directors of the Surviving Corporation; and

•	the Surviving Corporation will operate under the name Cape Coastal Trading Corporation.

Tax consequences:

The Reincorporation is intended to qualify as a tax-free reorganization for federal income tax purposes. If the Reincorporation does so qualify, no gain or loss would generally be recognized by CCTR Shareholders upon conversion of shares of Common Stock into shares of Delaware Common Stock. We believe, but cannot assure you, that there will no tax consequences for CCTR Shareholders. You are urged to consult your own tax advisor for tax implications related to your particular situation.

Reasons for the Reincorporation

The purpose of the Reincorporation is to change the legal domicile of CCTR from New York to Delaware. The Board believes that this change in domicile would be in the best interests of the CCTR Shareholders for a number of reasons.

Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. Because of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by CCTR. Because of Delaware's preeminence as the state of incorporation for many major corporations, both Delaware's legislature and its courts have demonstrated an ability and willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

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The Board believes that reincorporation from New York to Delaware will enhance CCTR's ability to attract potential business combination candidates and to attract and retain qualified members to its Board as well as encourage directors to continue to make independent decisions in good faith on behalf of CCTR.

Material Terms of Merger Agreement

The following discussion summarizes the material terms of the Merger Agreement; however, such summary is not and does not purport to be a complete statement of all of the terms and provisions of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit [__]. CCTR Shareholders are urged to read the entire Merger Agreement carefully as it is the legal document governing the Reincorporation.

To effect the Reincorporation, and subject to the terms and conditions of the Merger Agreement, CCTR will merge with and into the Subsidiary and, immediately thereafter, CCTR's separate legal existence shall cease and the Subsidiary shall continue as the surviving Delaware corporation. The Surviving Corporation shall be governed by the Delaware Law and succeed to all rights, assets, liabilities, and obligations of CCTR and the Subsidiary.

At the Effective Time, the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common Stock.

The Merger Agreement provides that the DE Certificate of Incorporation and the DE Bylaws will be the certificate of incorporation and bylaws of the Surviving Corporation following the Reincorporation which will result in changes to the governance and operation of CCTR, the most significant of which include an increase in the authorized capital of the Surviving Corporation, the addition of certain hostile takeover defense measures which include the classification of the Board and the availability of a stockholder protection rights plan, and the availability of an equity incentive plan for the Surviving Company's employees, directors and consultants.

The Merger Agreement provides that the officers and directors of the Subsidiary, as of the Effective Time, shall remain as the officers and directors of the Surviving Corporation after the Reincorporation who shall serve as such until their successors are duly elected or appointed and qualified.

The form of Merger Agreement, the DE Certificate, and the DE Bylaws are attached hereto as Exhibit [__], Exhibit [__], and Exhibit [__] respectively. The discussion contained in and information provided by this Proxy Statement is qualified in its entirety by reference to the full text of the agreements and documents attached hereto as Exhibits.

Certain United States Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reincorporation does not purport to be a complete discussion of all of the possible federal income tax consequences, and is included for general information only. Further, it does not address any state, local, foreign, or other income tax consequences, nor does it address the tax consequences to CCTR Shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that shares of New York Common Stock are held as "capital assets," as defined in the Code. The tax treatment of a CCTR Shareholder may vary depending on the facts and circumstances of such CCTR Shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REINCORPORATION.

The Reincorporation is intended to qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368 of the Code. In general, no gain or loss will be recognized for federal income tax purposes by CCTR Shareholders with respect thereto on the conversion of their Common Stock into shares of Delaware Common Stock and no gain or loss will be recognized for federal income tax purposes by CCTR or the Subsidiary.

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CCTR views regarding the tax consequences of the Reincorporation are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reincorporation may vary significantly as to each CCTR Shareholder, depending on the state in which such CCTR Shareholder resides.

Accounting Treatment

The transaction is expected to be accounted for as a reverse acquisition in which CCTR is the accounting acquiror and the Subsidiary is the legal acquiror. The management of CCTR will be the management of the Surviving Corporation. Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Regulatory Approvals

CCTR does not expect the Reincorporation to occur until it has all required consents of governmental authorities, including the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, and the filing of a Certificate of Merger with the Secretary of State of the State of New York.

Rights of Dissenting Shareholders

Section 910 of the New York Law sets forth the rights of CCTR Shareholders who object to the Reincorporation, the Asset Sale, or the Stock Split. Any CCTR shareholder who does not vote in favor of the Reincorporation, the Asset Sale, or the Stock Split, or who duly revokes his or her vote in favor of the transaction may, if the Reincorporation, Asset Sale, or Stock Split are consummated, have the right to seek to obtain payment in cash of the fair value of his shares by strictly complying with the requirements of Section 623 of the New York Law ("Section 623").

The dissenting CCTR shareholder must file with the Company before the taking of the vote on the Reincorporation, the Asset Sale, or the Stock Split, a written objection including a statement of election to dissent, such shareholder's name and residence address, the number of shares of Common Stock as to which dissent is made (which number may not be less than all of the shares as to which such shareholder has a right to dissent), and a demand for payment of the fair value of such shares if the Reincorporation, Asset Sale, or Stock Split are consummated. Any such written objection should be addressed to: [________________________________].

Within ten days after the vote of shareholders authorizing the Reincorporation, the Asset Sale, or the Stock Split, the Company must give written notice of such authorization to each such dissenting shareholder. Within twenty days after the giving of such notice, any shareholder to whom the Company failed to give notice of the Special Meeting who elects to dissent from the Reincorporation, the Asset Sale, or the Stock Split must file with the Corporation a written notice of such election, stating such shareholder's name and residence address, the number and classes of shares of Common Stock as to which dissent is made (which number may not be less than all of the shares as to which such shareholder has a right to dissent), and a demand for payment of the fair value of such shares if the Reincorporation, Asset Sale, or Stock Split is consummated.

At the time of filing the notice of election to dissent or within one month thereafter, dissenting shareholders must submit certificates representing the applicable shares to the Company or its transfer agent, for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Any shareholder who fails to submit his or her stock certificate(s) for such notation shall, at the option of the Company exercised by written notice to the shareholder within 45 days from the date of filing of the notice of election to dissent, lose such shareholder's appraisal rights unless a court, for good cause shown, shall otherwise direct.

Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent, or within 15 days after consummation of the Reincorporation, the Asset Sale, or the Stock Split whichever is later (but not later than ninety days after the shareholders' vote authorizing the Reincorporation), the Company must make a written offer (which, if the Reincorporation, the Asset Sale, or the Stock Split has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the

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dissenting shareholder are unable to agree as to such value, Section 623 provides for judicial determination of fair value. In the event of such a disagreement, a proceeding shall be commenced by the Company in the Supreme Court of the State of New York, County of New York, or by the dissenting shareholder if the Company fails to commence the proceeding within the time period required by Section 623.

A negative vote on the Reincorporation, Asset Sale, or Stock Split does not constitute a "written objection" filed by an objecting shareholder. Failure by a shareholder to vote against the Reincorporation, Asset Sale, or Stock Split will not, however, constitute a waiver of rights under Section 623 provided that a written objection has been properly filed and such shareholder has not voted in favor of the Reincorporation, Asset Sale, or Stock Split.

The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section, a copy of which is attached in full as Exhibit [__] hereto. Each shareholder intending to exercise dissenter's rights should carefully review Exhibit [__] and consult such shareholder's counsel for a more complete and definitive statement of the rights of a dissenting shareholder and the proper procedure to follow to exercise such rights.

Interests of Certain Persons in the Reincorporation

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Reincorporation, which is not shared by all other CCTR shareholders pro rata, and in accordance with their respective interests.

Operations Following the Reincorporation

CCTR is a development stage company that on January 13, 2005 terminated its current business operations and adopted a new business plan focused on the identification of potential candidates for a suitable business combination. The Surviving Corporation is expected to continue the business plan adopted in January 2005 by continuing to pursue potential targets for a business combination with the Surviving Corporation through a purchase of assets, share purchase or exchange, merger, or similar type of transaction which would result in the acquisition by any person of securities of the Surviving Corporation or an extraordinary corporate transaction, such as a merger or reorganization.

SIGNIFICANT CHANGES RESULTING FROM THE REINCORPORATION

Overview

Provided below is a discussion of certain changes that will result from the Reincorporation including significant difference between New York Law and Delaware Law and between the charter documents of CCTR and the Subsidiary. Many provisions of Delaware Law and New York Law may be subject to differing interpretations, and the interpretations offered in this Information Statement may be incomplete in certain respects. The discussion is no substitute for direct reference to the New York Law and Delaware Law themselves or for professional guidance as to how to interpret such laws. In addition, the discussion is qualified in its entirety by reference to Delaware Law, New York Law, applicable case law, and the full text of the organizational documents of each of the companies. CCTR shareholders should read the following discussion in conjunction with the rest of the information provided in this Information Statement and the agreements and documents attached hereto as Exhibits, and the New York Law and Delaware Law.

The Board has recommended that CCTR's state of incorporation be changed from New York to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities, or net worth of the CCTR. Reincorporation in Delaware will allow CCTR to take advantage of certain provisions of the corporate laws of Delaware. The most significant effects of the Reincorporation are summarized below.

Upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of New York, CCTR will be merged with and into the Subsidiary pursuant to the Merger Agreement, resulting in a change in CCTR's state of incorporation. After the Effective Time, the Surviving Corporation will be subject to the Delaware Law and the DE Certificate and DE Bylaws.

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Significant Differences in Charter Documents

The Surviving Corporation will be governed by the DE Certificate and DE Bylaws. The DE Certificate and the DE Bylaws are different from those currently governing CCTR and the CCTR Shareholders. The following discussion summarizes some of the most significant differences in the charter documents currently governing CCTR and the charter documents that will govern the Surviving Corporation after the Reincorporation. The discussion does not purport to be a complete statement of all differences between such charter documents or the changes that may occur as a result of the Reincorporation to the rights of the CCTR Shareholders or the rights and obligations of CCTR and such discussion is qualified in its entirety by reference to the full text of the DE Certificate and the DE Bylaws which are attached to this Information Statement as Exhibits, the Certificate of Incorporation and Bylaws of CCTR, which are available in the public filings made by CCTR with the SEC, and the entire Delaware Law and New York Law. CCTR Shareholders are urged to read and review the all such documents and laws carefully.

Authorized Capital

The authorized capital stock of CCTR consists of 50 million shares of common stock, par value $0.001 per share.

The authorized capital stock of the Subsidiary (and after the Effective Time, the Surviving Corporation) consists of 225 million shares of which 200 million shares are common stock, par value $0.001 per share, and 25 million shares of blank check preferred stock, par value $0.001 per share (the "Blank Check Preferred Stock"). The DE Certificate authorizes the Board of Directors to issue shares of Blank Check Preferred Stock in one or more series and to fix the designations, preferences, powers, and rights of the shares to be included in each series. See "Increase in Authorized Capital."

Number of Directors and Division of Directors into Classes

The charter documents of CCTR require that two directors serve on the Board and do not provide for a division of directors into classes.

The DE Bylaws provide that the number of directors required to serve on the Board of Directors may be established from time to time by the Board of Directors. Additionally, the DE Certificate provides for the division of the directors on the Board of Directors into three classes with each class containing one third of the total number of directors. Directors of the first class hold office for a year term expiring at the next annual meeting of the Corporation, the directors of the second class hold office for a term of two years expiring at the second annual meeting, and the directors of the third class hold office for a term of three years expiring at the third succeeding annual.

Stockholder Protection Plan

Overview

Under the Subsidiary's stockholder protection plan, each outstanding share of the Surviving Corporation's Common Stock will have associated with it a right to purchase one one-hundredth of a share of the Surviving Corporation's Series A Junior Participating Preferred Stock at a purchase price of $[____], subject to adjustment (a "Right"). The Rights will be issued under the terms of a Stockholder Protection Rights Agreement (the "Rights Agreement") which has been adopted by the Subsidiary's Board and entered into by the Subsidiary and [________________], as Rights Agent.

The purpose of the stockholder protection plan is to:

•	give the Surviving Corporation's Board the opportunity to negotiate with any persons seeking to obtain control of the Surviving Corporation; and

•	deter acquisitions of the Surviving Corporation's Common Stock without assurances of fair and equal treatment of all of the Surviving Corporation's stockholders.

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The Rights will not prevent a takeover of the Surviving Corporation. However, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the Common Stock unless the Rights are first redeemed by the Board. The Rights therefore serve as an anti-takeover device by encouraging potential acquirers to negotiate directly with the Board of Directors and provide the Board of Directors with some control over such transactions. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Surviving Corporation and its stockholders because the Rights can be redeemed by the Board on or before the close of business on the Flip-in Date (as defined below) and because the Surviving Corporation's stockholders may take certain actions to permit a stockholder vote on whether to redeem the Rights in case of a Qualifying Offer (as defined below). Furthermore, the Rights Agreement provides that it will be reviewed annually by a committee of independent directors to determine whether it continues to be in the best interests of the Surviving Corporation's stockholders or, rather, if the Rights should be redeemed.

Material Terms of the Rights Agreement

Following is a brief discussion of the material terms of the Rights Agreement. The discussion below is only a summary of the Rights Agreement, the full text of which is attached to this Information Statement as Exhibit D and is incorporated herein by reference. Any information or statement related to the Rights Agreement provided in this Information Statement is qualified in its entirety by this reference.

Under the terms of the Rights Agreement, CCTR shareholders will receive one Right for every share of Common Stock that they receive on conversion of their shares of CCTR Common Stock. Initially, the Rights will be evidenced by the stock certificates representing the Common Stock. After the Separation Time, (as defined below), each Right will entitle the holder (the "Right Holder") to either (i) purchase one one-hundredth of a share of the Surviving Corporation's Series A Junior Participating Preferred Stock, par value $0.001 per share, for a purchase price of $[____] per share, subject to adjustment (the "Exercise Price") or (ii) depending on the circumstances, purchase shares of Common Stock having an aggregate market value equal in value to twice the Exercise Price or (iii) acquire shares of common stock of the acquirer entity.

Exercisability of Rights; Separation of Rights from Common Stock

The Rights are not exercisable until the Separation Time. The term "Separation Time" means the earlier to occur of the 10th business day after (i) the commencement of a tender or exchange offer which, if consummated, would result in the acquiring entity becoming a beneficial owner of 20% or more of the outstanding shares of Common Stock (an "Acquiring Person") and (ii) the earlier to occur of (A) the date an acquirer becomes an Acquiring Person or (B) the public announcement by the Surviving Corporation of such an occurrence (the "Flip-in Date"). The Board also has the authority under the Rights Agreement to adjust the Flip-in Date.

Until the Separation Time, the Rights are not subject to separation from the shares of Common Stock with respect to which the Rights were issued and may be transferred only in connection with a transfer of such shares of Common Stock. After the Separation Time, separate certificates representing the Rights will be delivered to the Right Holders and the Rights may be transferred separately from the related shares of Common Stock.

Redemption of Rights

At any time prior to the Flip-in Date, the Board may, at its option, redeem all of the outstanding Rights at the redemption price of $.001 per Right (the "Redemption Price") payable in cash, Common Stock or other securities.

Exercisability of Rights after the Flip-in Date

After a Flip-in Date, the Right Holder may exercise any Rights that have not expired prior to the Flip-in Date, at the Exercise Price of $[____] per Right, to purchase from the Surviving Corporation a number of shares of Common Stock representing a value equal to two times the Exercise Price. However, so long as the Acquiring Person has not acquired more than 50% of the outstanding shares of Common Stock, under certain circumstances, the exchange ratio may be reduced by the Board so that the Rights may only be exercised to acquire, for the Exercise Price, one share of Common Stock per Right.

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If the Surviving Corporation becomes obligated to issue shares of its Common Stock upon exercise for Rights, it may, at its option, substitute therefore shares of Series A Junior Participating Preferred Stock, at a ratio of one one-hundredth of a share of Series A Junior Participating Preferred Stock for each share of Common Stock otherwise issuable.

Exercisability of Rights held by Acquiring Person

After a Flip-in Date, all Rights associated with shares of Common Stock owned by an Acquiring Person are deemed void.

Exercise of Rights to Acquire Shares of an Acquiring Company

A Right Holder will be entitled to exercise its Rights for shares of common stock in an acquiring company if:

•

the Surviving Corporation participates in a consolidation, merger or statutory share exchange at the consummation of which (or at the time any agreement for such a transaction is entered into) an Acquiring Person beneficially owns 90% or more of the outstanding shares of Common Stock or controls the Board of the Surviving Corporation and pursuant to which the holders of Common Stock and the Acquiring Person are treated differently with respect to the capital stock related to such transaction or the Acquiring Person or an affiliate is a party to the transaction; or

•

the Surviving Corporation sells or enters into an agreement to sell more than 50% of its assets (or assets that generate more than 50% of its operating income or cash flow on a consolidated basis) to an Acquiring Person or its affiliates at a time when an Acquiring Person or its affiliates controls the Board.

As a condition to either type of transaction, the Rights Agreement provides that the Surviving Corporation will take such action as shall be necessary to ensure that upon the consummation of such transaction, the Rights will be exercisable at the then current Exercise Price for a number of shares of common stock of the acquiring company representing an aggregate market price on the date of the transaction equal to twice the Exercise Price of the Right.

In addition, in the event of the consummation of a transaction as described above, the Acquiring Person will become liable for, and assume, all the obligations and duties of the Surviving Corporation under the Rights Agreement.

Right Holder's Rights as a Stockholder

A Right Holder has no rights as a stockholder of the Surviving Corporation based solely on the fact that the Right Holder holds Rights but may have such rights if and when the Rights held are exercised to acquire shares of Common Stock or other securities.

Qualifying Offer

Not earlier than 90 business days nor later than 120 business days, after the commencement of a Qualifying Offer (as defined below), stockholders representing a majority of the outstanding shares of Common Stock may request that the Board call a special meeting of stockholders to vote on the redemption of all of the Rights. The record date for determining the stockholders eligible to request such a meeting will be the 90th business day following the commencement of the Qualifying Offer. The Board is required to call and hold such a meeting within 90 business days after receipt of the stockholders' request. If, at the special meeting, stockholders representing 80% or more of the outstanding shares of Common Stock vote in favor of redeeming the Rights, then the Rights will be redeemed at the Redemption Price. The redemption shall occur on the date that the vote results are certified. If the Board fails to hold the special meeting by the required date, the Rights will be redeemed at the Redemption Price at the close of business on the 90th business day following the Board's receipt of the stockholders' request.

The term "Qualifying Offer" means an offer determined by the Board of Directors to have, to the extent required for the type of offer specified, each of the following characteristics:

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•	a fully-financed (as described below) all-cash tender offer or exchange offer (for common stock of the offeror), or a combination thereof, for all of the outstanding shares of Common Stock;

•	an offer commenced by an offeror that beneficially owns no more than 1% of the outstanding shares of Common Stock as of the date of such commencement;

•

an offer whose per-share price is greater than the highest market price of the Common Stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

•

an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered is either unfair or inadequate;

•

is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Subsidiary or, as applicable, the Surviving Corporation;

•

is accompanied by an irrevocable written commitment by the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by the stockholders of the Surviving Corporation with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following such 90-day period;

•

is accompanied by an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in the paragraph immediately above, the offer will be extended for at least 20 business days after any increase in the price offered, and after any bona fide alternative offer is commenced;

•	is conditioned on a minimum of two-thirds of the shares of Common Stock being tendered and not withdrawn as of the offer's expiration date;

•

is accompanied by an irrevocable written commitment by the offeror to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

•

is accompanied by an irrevocable written commitment by the offeror that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•

is accompanied by certifications of the offeror and its chief executive officer and chief financial officer, in their individual capacities, that all facts about the offeror that would be material to an investor's decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed; and all required Exchange Act reports will be timely filed by the offeror during such period.

Any offers that include common stock of the acquirer as all or part of the consideration are subject to further conditions for qualification as set forth in the Rights Agreement, including, among others, a requirement that the offeror be a publicly owned United States corporation whose shares are listed on the New York Stock Exchange or the NASDAQ National Market System.

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In order for an offer to be considered "fully financed," the offeror must evidence its ability to provide sufficient funds for the offer and related expenses by means of (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, subject only to customary terms and conditions, or (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer, with an irrevocable commitment to maintain such availability until the offer is consummated or withdrawn.

If an offer becomes a Qualifying Offer under the foregoing definition, but later ceases to meet any of the requirements of the definition, the offer shall cease to be a Qualifying Offer and the provisions of the Rights Agreement regarding the calling of special meetings shall no longer be applicable to the offer.

Adjustments to Exercise Price

The exercise price for each Right and the number of shares of Series A Junior Participating Preferred Stock (or other securities or property) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.

Amendments

Except for any extension of the expiration date (or any change in the definition thereof), which may be done only by action of the stockholders, the provisions of the Rights Agreement may be amended by the Board and the Rights Agent at any time prior to the Flip-in Date. Material amendments to the Rights Agreement are permitted only with a determination by a majority of independent directors that such amendment is in the best interests of the Surviving Corporation's stockholders. If so adopted, any such material amendment will be submitted to a non-binding vote of the stockholders at the next annual meeting occurring at least six months after such adoption.

After the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Surviving Corporation and the Rights Agent to cure any ambiguity, defect or inconsistency, or to make changes that the Surviving Corporation may deem necessary or desirable and that do not materially adversely affect the interests of holders of Rights generally.

Term

The Rights will expire at the close of business on [______], 2009, unless the Rights are earlier redeemed, exercised or exchanged. The expiration date may be extended by the stockholders.

A committee of independent directors will annually evaluate the Rights Agreement to determine whether its continuance is in the best interests of the Surviving Corporation's stockholders.

Certain United States Federal Income Tax Consequences

Although the issuance of the Rights will not be taxable to stockholders or the Surviving Corporation, stockholders may, depending upon the circumstances, recognize taxable income at such time as the rights become exercisable or are exercised for Common Stock or other consideration provided by the Surviving Corporation, or for common stock of an Acquiring Person, or are redeemed.

Significant Differences Between New York Law and Delaware Law

CCTR is governed by the New York Laws. After the Effective Time, the Surviving Corporation will be governed by the DE Certificate, the DE Bylaws and the Delaware Laws. The change in application of the law governing the Surviving Corporation will result in certain changes to CCTR's rights, governance and structure and changes in the rights and obligations of the CCTR Shareholders. The following discussion summarizes some of the most significant differences which will result after the Effective Time as a result of the application of Delaware Law versus New York Law. The discussion does not purport to be a complete discussion of all differences between such laws or the changes that may occur as a result of the Reincorporation to the rights of the CCTR Shareholders or the rights and obligations of CCTR and such discussion is qualified in its entirety by reference to the full text of the DE Certificate and the DE Bylaws which attached to this Information Statement as Exhibits, the Certificate of Incorporation and

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Bylaws of CCTR which are available in the public filings made by CCTR with the SEC and the entire Delaware Law and New York Law. CCTR Shareholders are urged to read and review the all such documents and laws carefully.

Removal of Directors

Delaware Law provides for the removal of directors with or without cause on the affirmative vote by holders representing a majority of the shares of voting stock entitled to vote in an election of directors.

New York Law provides for the removal of directors only for cause on the affirmative vote by holders representing a majority of the shares of voting stock entitled to vote. A New York corporation's certificate of incorporation or by-laws may grant the board of directors the power to remove a director for cause, unless the director was elected by (i) cumulative voting, (ii) the holders of the shares of any class or series or (iii) the holders of bonds voting as a class.

Amendment to By-laws

Under Delaware Law, the power to amend the by-laws of a Delaware corporation is vested solely in the stockholders.

Under New York Law, the bylaws of a New York corporation may be amended by a majority votes of shareholders or by the board of directors if so provided in the corporation's certificate of incorporation or by-laws.

Stockholder Lists and Inspection Rights

Under Delaware Law, a stockholder may inspect the Delaware corporation's stock ledger, list of stockholders and other books and records for any proper purpose reasonably related to such person's interest as a stockholder. A list of stockholders is to be open to the examination of any stockholder, for any purpose germane to a meeting of stockholders, during ordinary business hours, for a period of at least 10 days prior to such meeting. The list is also to be produced and kept at the place of the meeting during the entire meeting, and may be inspected by any stockholder who is present.

New York Law provides that a shareholder of record has a right to inspect a New York corporation's shareholder minutes and record of shareholders, during usual business hours, on at least five days' written demand. The examination of the shareholder minutes and record of shareholders must be for a purpose reasonably related to the person's interest as a shareholder.

Corporation's Best Interests

Delaware law does include a specific provision regarding actions by the directors in the corporation's best interests.

Under New York law, a director, in taking action, including any action which may involve a change in control of the corporation, is entitled to consider both the long-term and short-term interests of the corporation and its shareholders and the effects that the corporation's actions may have in the short-term or long-term upon any of the following:

•	the prospects of growth, development, productivity and profitability of the corporation,
•	the corporation's current employees,
•

the corporation's retired employees and others receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation,

•	the corporation's customers and creditors, and
•	the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise contribute to the communities in which it does business.

Authorization of Certain Actions

Delaware Law requires the approval of the board of directors and at least a majority of the corporation's outstanding shares entitled to vote to authorize a merger or consolidation, except in certain cases where the corporation is the

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surviving corporation and its securities being issued in the transaction do not exceed 20% of the shares of common stock of the corporation outstanding immediately prior to the effective date of the transaction. A sale of all or substantially all of a Delaware corporation's assets or a voluntary dissolution of a Delaware corporation requires the affirmative vote of the board of directors and at least a majority of such corporation's outstanding shares entitled to vote.

Under New York Law, the consummation of a merger, consolidation, dissolution or disposition of substantially all of the assets of the New York corporation requires the approval of the corporation's board of directors and two-thirds of all outstanding shares of the corporation entitled to vote and, in certain situations, the affirmative vote by the holders of a majority of all outstanding shares of each class or series of shares.

Indemnification and Limitation of Liability of Directors and Officers

The Delaware Law permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than one by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, if such director or officer acted, in good faith, for a purpose which such person reasonably believed to be, in or not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such conduct was unlawful. The Delaware Law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting a director's liability to a corporation or its stockholders for monetary damages for breaches of fiduciary duty. Delaware Law provides, however, that liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, or knowing violation of the law, and the unlawful purchase or redemption of stock or payment of unlawful purchase or redemption of stock or payment of unlawful dividends or the receipt of improper personal benefits cannot be eliminated or limited in this manner.

With certain limitations, the New York Law permits a New York corporation to indemnify its directors and officers made, or threatened to be made, a party to an action or proceeding by reason of the fact that such person was a director or officer of such corporation unless a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberative dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact financial profit or other advantage to which he or she was not legally entitled. The New York Law permits corporations to eliminate, or limit, the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity except liability of a director (i) whose acts or omissions were in bad faith, involved intentional misconduct or a knowing violation of law, (ii) who personally gained a financial profit or other advantage to which he or she was not legally entitled or (ii) whose acts violated certain other provisions of New York Law or for acts or omissions prior to May 4, 1988.

Dividends

Delaware Law generally provides that the directors of a Delaware corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends out of surplus or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared or the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

New York Law generally provides that a New York corporation, subject to any restrictions contained in its certificate of incorporation, may declare and pay dividends on its outstanding shares, except when the corporation is insolvent or would thereby be made insolvent. Dividends may be declared or paid out of surplus only, so that net assets of the corporation after such declaration or payment shall at least equal the amount of its stated capital.

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Business Combinations

In general, Delaware law prohibits an interested stockholder (generally defined as a person who owns 15% or more of a corporation's outstanding voting stock) from engaging in a business combination with that corporation for three years following the date he or she became an interested stockholder. The three-year moratorium is not applicable when: (i) prior to the date the stockholder became an interested stockholder, the board of directors of the corporation approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, he or she owned at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation and by certain employee stock plans), or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the stockholder affirmative vote at a meeting of stockholders of at least two-thirds of the outstanding voting stock entitled to vote thereon, excluding shares owned by the interested stockholder. These restrictions of Delaware law generally do not apply to business combinations with an interested stockholder that are proposed subsequent to the public announcement of, and prior to the consummation or abandonment of, certain mergers, sales of 50% or more of a corporation's assets or tender offers for 50% or more of a corporation's voting stock.

New York Law prohibits certain business combinations between a New York corporation and an interested shareholder for five years after the date that the interested shareholder becomes an interested shareholder unless, prior to that date, the board of directors of the corporation approved the business combination or the transaction that resulted in the interested shareholder becoming an interested shareholder. After five years, such business combination is permitted only if (1) it is approved by a majority of the shares not owned by the interested shareholder or (2) certain statutory fair price requirements are met. An "interested shareholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

Stockholder Meetings and Action by Written Consent

New York Law requires unanimous written consent of shareholders to act by written consent in lieu of a meeting unless the certificate of incorporation specifies a lesser percentage within certain parameters set out in such law.

Unless the certificate of incorporation provides otherwise, Delaware Law generally permits stockholders to take action by the written consent with the same percentage of voting power (generally, a majority) that would be required for action at a stockholders' meeting, assuming the presence of all stockholders entitled to vote.

Issuance of Equity to Directors, Officers and Employees

New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation, as an incentive to service or continued service with the corporation, must be authorized as required by the policies of the stock exchange or automated quotation system on which the corporation's shares are listed or authorized for trading; or if the corporation's shares are not so listed or authorized, by a majority of the votes validly cast at a shareholders meeting or by and consistent with a plan adopted with the vote of a majority of shareholders.

Delaware Law does not require stockholder approval of such transactions.

Consideration Received for Equity

Under Delaware Law, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Under New York Law, consideration for the issuance of shares may consist of money or other property, labor or services actually received, a binding obligation to pay the purchase price in cash or other property, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, personal or real property,

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services actually rendered or any combination of these, plus consideration for any balance, which may include, in addition, binding obligations described in the preceding sentence.

Appraisal Rights

Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets.

New York Law extends appraisal rights to an exchange of a corporation's shares as well. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Where shares are not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for something of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

Under Delaware Law, appraisal rights are not available to a stockholder if, among other things: (i) the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (ii) held of record by more than 2,000 stockholders; or (iii) the corporation will be the surviving corporation in a merger that does not require the approval of such corporation's stockholders. However, regardless of the foregoing, a dissenting stockholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

1.	shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;
2.

shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 stockholders after the merger or consolidation occurs; or

3.	cash instead of fractional shares of the surviving corporation or another corporation.

Increase in Authorized Capital

Capital Stock

As of [_______], the capital stock of the CCTR consisted of 50,000,000 shares of common stock, par value $.001 per share of which [_______] shares were issued and outstanding as of the same date.

As of the same date, the Subsidiary's capital stock, and after the Effective Date the Surviving Corporation's capital stock, consisted of 225,000,000 shares of which 200,000,000 are shares of common stock, par value $.001 per share, and 25,000,000 are shares of blank-check preferred stock.

Common Stock

CCTR is authorized to issue 50 million shares of common stock, par value $0.01 per share, of which as of the date hereof 2,300,375 shares were issued and outstanding. All outstanding shares are validly authorized and issued, fully paid, and nonassessable.

The holders of the CCTR Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of CCTR Shareholders. Holders of the CCTR Common Stock are entitled to receive ratably

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dividends as may be declared by the Board out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of the CCTR Common Stock are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of the Company Common Stock have no preemptive rights and have no rights to convert their CCTR Common Stock into any other securities.

The Subsidiary, and after the Effective Date the Surviving Corporation, is authorized to issue 200,000,000 shares of common stock, par value $0.01 per share of which as of the date hereof 1 share was issued and outstanding and held by CCTR. The holders of the Common Stock have the same rights as the holders of the CCTR Common Stock.

Preferred Stock

CCTR is not authorized to issue preferred stock.

The Subsidiary is authorized to issue 25,000,000 shares of "blank check" preferred stock, par value $.001 per share ("Blank Check Preferred Stock"), none of which as of the date hereof designated or outstanding. The Board of Directors vested with authority to divide the shares of Blank Check Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any such series. Once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of preferred stock will be determined by the Board, without the necessity of obtaining approval of the stockholders.

Options and Warrants

Neither CCTR or the Subsidiary has any options or warrants issued or outstanding nor do either have any equity compensation plans.

Equity Incentive Plan

The Equity Incentive Plan (the "Plan") will be adopted as an equity-based compensation plan to provide incentives to, and to attract, motivate, and retain the highest qualified employees, directors, consultants and other third party service providers. The Plan enables the Board to provide equity-based incentives through grants or awards of stock options ("Incentive Awards") to the Company's present and future employees, consultants, directors, consultants and other third party service providers.

After obtaining stockholder approval, the Board will reserve a total of [________] shares of common stock for issuance under the Plan. If an Incentive Award granted pursuant to the Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an Incentive Award, the shares subject to such award and the surrendered shares will become available for further awards under the Plan.

Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity will not reduce the maximum number of shares available under the Plan. In addition, the number of shares subject to the Plan, any number of shares subject to any numerical limit in the Plan, and the number of shares and terms of any Incentive Award may be adjusted in the event of any change in the outstanding common stock of the Company by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

ADMINISTRATION

The Compensation Committee, or a subcommittee of the Compensation Committee or in the event that a Compensation Committee does not then exist the entire Board, will administer the Plan. Subject to the terms of the Plan, the Compensation Committee will have complete authority and discretion to determine the terms of Incentive Awards.

STOCK OPTIONS

The Plan authorizes the grant of incentive stock options and nonqualified stock options. Incentive stock options are

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stock options that satisfy the requirements of Section 422 of the Code. Nonqualified stock options are stock options that do not satisfy the requirements of Section 422 of the Code. Options granted under the Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The Compensation Committee will determine the period of time during which an option may be exercised, as well as any vesting schedule, except that no option may be exercised more than 10 years after the date of grant. The exercise price for shares of common stock covered by an option cannot be less than the fair market value of the common stock on the date of grant unless we agree otherwise at the time of the grant.

Under the Plan, a participant may not surrender an option for the grant of a new option with a lower exercise price or another incentive award. In addition, if a participant's option is cancelled before its termination date, the participant may not receive another option within six months of the cancellation date unless the exercise price of the new option equals or exceeds the exercise price of the cancelled option.

CHANGE IN CONTROL

The Compensation Committee may make provisions in Incentive Awards with respect to a change in control, including acceleration of vesting or removal of restrictions or performance conditions.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Plan will terminate on [____________]. The Board may also amend the Plan at any time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to Incentive Awards or reduces the minimum exercise price for options or exchange of options for other Incentive Awards, unless such change is authorized by our stockholders. A termination or amendment of the Plan will not, without the consent of the participant, adversely affect a participant's rights under a previously granted incentive award.

RESTRICTIONS ON TRANSFER: DEFERRAL

Except as otherwise permitted by the Compensation Committee and provided in the Incentive Award, Incentive Awards may not be transferred or exercised by another person except by will or by the laws of descent and distribution. The Compensation Committee may permit participants to elect to defer the issuance of common stock or the settlement of awards in cash under the Plan.

FEDERAL INCOME TAX INFORMATION

The following is a general summary of the current federal income tax treatment of incentive awards, which are authorized to be granted under the Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options: A participant will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an incentive stock option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an incentive stock option in the same manner as on the exercise of a nonqualified stock option, as described below.

The general rule is that gain or loss from the sale or exchange of shares acquired on the exercise of an incentive stock option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

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Nonqualified Stock Options: A participant generally is not required to recognize income on the grant of a nonqualified stock option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the nonqualified stock option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is, (a) in the case of a nonqualified stock option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

Gain or Loss on Sale or Exchange of Shares: In general, gain or loss from the sale or exchange of shares granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a "disqualifying disposition"), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company: The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a nonqualified stock option (including an incentive stock option that is treated as a nonqualified stock option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments: Where payments to certain employees that are contingent on a change in control exceed limits specified in the Code, the employee generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. The Compensation Committee may make awards as to which the vesting thereof is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered with respect to certain Company employees.

Performance-Based Compensation: Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives (generally the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

PROPOSAL 2 RATIFICATION AND APPROVAL OF SALE AND PURCHASE OF OPERATING ASSETS

Asset Purchase Agreement

On January 13, 2005, the Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Kwajo Sarfoh, the Company's President and Treasurer and a member of the Company's board of directors. Pursuant to the Asset Purchase Agreement, the Company will sell to Mr. Sarfoh, on an "AS IS" "WHERE IS" basis all of the Company's interest in the Company's name "Cape Coastal Trading Corporation," its Website (www.ghanacrafts.com), and all of the other agreements, contracts, leases, licenses and other arrangements and other intangible property of the Company (the "Purchased Assets") to the extent that the same relate to the business (the "Business") of importing artworks and crafts from Ghana, Africa to sell to vendors and customers in the U.S.

The terms of the Agreement require Mr. Sarfoh to assume all of the existing and future liabilities and obligations of the Business. The purchase price for the Purchased Assets is $17,000. This amount will be paid at the closing of the transactions contemplated by the Asset Purchase Agreement (the "APA Closing") by Mr. Sarfoh's delivery to the

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Company of a release of all amounts owed by the Company to Mr. Sarfoh, including a shareholder loan by Mr. Sarfoh to the Company in the amount of approximately $17,000.

The APA Closing will take place on the earlier of (a) the soonest practicable date following the date that the Company acquires or commences an operating business, (b) the last day of the sixth month following the date that the Asset Purchase Agreement was entered into, (c) such other date as the parties may mutually agree. If the APA Closing occurs under clause (b) above then the Company would have the right to continue to use the name "Cape Costal Trading Corporation" for an additional six months following such APA Closing.

The Asset Purchase Agreement also requires Mr. Sarfoh to remain as a director of the Company and as its President and Treasurer until the date that his resignation becomes effective as described above. During such transition period, Mr. Sarfoh agrees not to obligate the Company in any way or otherwise cause the Company to incur any liabilities whatsoever, without the prior written consent of the Purchasers. During the transition period, Mr. Sarfoh also agrees not to take any action with regard to the Purchased Assets, except with the prior written consent of the Purchasers or except as may be reasonably necessary to safeguard the Purchased Assets and the value thereof.

PROPOSAL 3 APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

From and after January 13, 2005, the Company's business plan has consisted of exploring potential targets for a business combination with the Company through a purchase of assets, share purchase or exchange, merger or similar type of transaction. In order to facilitate such a transaction, the Board requires the flexibility to adjust the number of issued and outstanding shares of Common Stock to meet the requirements of any such transaction. The Board believes that it is in the best interest of the Company's shareholders and the Company for the Board to have the authority to effect the Stock Split to make the Company more attractive for a potential business combination. The Board believes that shareholder approval of a range of potential exchange ratios (rather than a single exchange ratio) provides the Board of Directors with the flexibility to best achieve the desired results of the Stock Split. The Board would effect a reverse stock split only upon its determination that a reverse stock split would be in the best interests of the shareholders at that time. To effect a reverse stock split, the Board would set the timing for such a split and select the specific ratio within the range approved by the shareholders. No further action on the part of shareholders will be required to either implement or abandon the Stock Split. The Board reserves its right to elect not to proceed, and abandon, the Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company's shareholders.

Certain Risk Factors Associated with the Stock Split

There can be no assurance that the total market capitalization of the Common Stock (the aggregate value of all Common Stock at the then market price) after the proposed Stock Split will be equal to or greater than the total market capitalization before the proposed Stock Split or that the per share market price of the Common Stock following the Stock Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Stock Split.

If the Stock Split is effected, the resulting per-share stock price may not attract or satisfy potential acquisition targets and there is no guarantee that any transaction will be effected.

A decline in the market price of the Common Stock after the Stock Split may result in a greater percentage decline than would occur in the absence of a Stock Split, and the liquidity of the Common Stock could be adversely affected following such a Stock Split.

Impact of the Proposed Stock Split if Implemented

If approved and effected, the Stock Split will be realized simultaneously for all of the Company's common stock and the ratio will be the same for all of the Company's common stock. The Stock Split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company. In addition, the Stock Split will not affect any stockholder's percentage ownership or proportionate voting power. However, because the number of authorized shares of the Company's common stock will not be reduced, the Stock

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Split will increase the Board of Directors' ability to issue authorized and unissued shares without further shareholder action.

The principal effect of the Stock Split will be that:

•

the number of shares of the Company's common stock issued and outstanding will be reduced from [________] shares to a range of approximately [_______] to [________] shares, depending on the reverse stock split ratio determined by the Board of Directors;

•

the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into the Company's common stock will be reduced proportionately based upon the reverse stock split ratio selected by the Board of Directors; and

•

based on the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders to purchase shares of the Company's common stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the Stock Split.

In addition, the Stock Split may increase the number of shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effect on Fractional Shareholders

You will not receive fractional post-reverse stock split shares in connection with the Stock Split. All post-split shareholdings will be rounded to the nearest full share.

Effect on Registered and Beneficial Stockholders

Upon the Stock Split, we intend to treat shareholders holding the Company's common stock in "street name", through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Stock Split for their beneficial holders holding the Company's common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Stock Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered Certificated Shares

Some of our registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate, you will be issued the appropriate number of shares.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Authorized Shares

The Stock Split would affect all issued and outstanding shares of the Company's common stock and outstanding rights to acquire the Company's common stock. Upon the effectiveness of the Stock Split, the number of authorized shares of the Company's common stock that are not issued or outstanding would increase due to the reduction in the number of shares of the Company's common stock issued and outstanding based on the reverse stock split ratio selected by the Board of Directors. As of [_____], 2005, we had 50,000,000 shares of authorized common stock and

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[_____] shares of common stock issued and outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares, the ownership interest of holders of the Company's common stock will be diluted.

Accounting Matters

The Stock Split will not affect the par value of the Company's common stock. As a result, as of the effective time of the Stock Split, the stated capital attributable to the Company's common stock on its balance sheet will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the Company's common stock will be restated because there will be fewer shares of the Company's common stock outstanding.

Procedure for Effecting Reverse Stock Split

After receiving shareholder approval, when the Board of Directors decides to implement the Stock Split, we will promptly file a Certificate of Amendment with the Secretary of State of New York to amend our existing Certificate of Incorporation. The Stock Split will become effective on the date of filing the Certificate of Amendment, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Exhibit [__] to this Proxy Statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of New York and as the Board of Directors deems necessary and advisable to effect the Stock Split, including the applicable ratio for the Stock Split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Stock Split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the Stock Split. As used herein, the term United States holder means a shareholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a shareholder upon such shareholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Stock Split. The aggregate tax basis of the post-reverse stock split shares received in the Stock Split will be the same as the shareholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The shareholder's holding period for the post-reverse stock split shares will include the period during which the shareholder held the pre-reverse stock split shares surrendered in the Stock Split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE STOCK SPLIT.

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OTHER MATTERS

Management does not intend to present, and has no knowledge that others will present, at the Special Meeting matters other than those set forth herein. If any other matters properly come before the Special Meeting, however, it is the intention of the persons named in the enclosed Proxy to vote the shares represented in accordance with their judgment, pursuant to the discretionary authority granted therein.

VOTING, SOLICITATION OF PROXIES AND FUTURE STOCKHOLDER PROPOSALS

The outstanding voting securities of the Company consist solely of the shares of Common Stock. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Special Meeting of shareholders.

The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes constitutes a quorum. As of the Record Date, there were issued and outstanding and entitled to vote [______] shares of Common Stock.

The Proxy, if returned properly executed and not subsequently revoked by written notice delivered to the Secretary of the Company or in person at the meeting, will be voted in accordance with the choice made by the shareholder. If no instructions are indicated but the Proxy is executed, the Proxy will be voted "FOR" the Reincorporation "FOR" the Asset Sale and "FOR" the Stock Split.

The Company's transfer agent is Pacific Stock Transfer Company, located at 500 East Warm Springs Road., Suite 240, Las Vegas, NV 89119, who is expected to be the transfer agent for the stock of the Surviving Corporation. Votes are tabulated by the Company's transfer agent. Pursuant to New York law, approval of the Reincorporation requires the affirmative vote of two-thirds of all outstanding shares entitled to vote thereon and the approval of the Asset Sale and Stock Split requires the affirmative vote of a majority of such shares.

Abstentions are counted in determining the number of outstanding shares entitled to vote but are not counted as votes cast for a proposal; therefore, abstentions will have the effect of a vote against the Reincorporation, the Asset Sale or the Stock Split.

Brokers holding shares in street name for beneficial owners must vote those shares according to specific instructions they receive from the owners. Under applicable rules, if specific instructions are not received, however, brokers have the authority to vote the shares in their discretion on certain "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. The vote on the Reincorporation and Asset Sale are considered "non- routine" matters on which brokers may not vote in their discretion. Broker non-votes on the Reincorporation, Asset Sale and the Reincorporation will have the effect of a vote against such proposals.

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON NOVEMBER 11, 2005 AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the meeting and at any adjournment or adjournments thereof. Anyone giving a Proxy may revoke it at any time before it is exercised by notifying the Secretary of the Company in writing that the Proxy is revoked or by attending and voting in person at the meeting.

The cost of the solicitation of proxies will be borne by the Company. Solicitations may be made by mail, telephone, telegraph and personal interview, by the directors, officers and regularly engaged employees of the Company, without extra compensation.

If you do not plan to attend the Special Meeting of Shareholders in person, the Company's management encourages you to promptly sign and return the enclosed Proxy so that your shares may be voted. A postage paid return envelope is provided. The giving of such Proxy will not affect your right to vote in person should you later decide

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to attend the meeting.

By order of the Board of Directors,

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Special Meeting of Shareholders of

Cape Coastal Trading Corporation

November 11, 2005

PROXY

I, the undersigned shareholder of Cape Coastal Trading Corporation, do hereby nominate, constitute and appoint Geoffrey Alison, my true and lawful proxy, agent and attorney, with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.001 per share of the Company, held in my name on its books as of October 26, 2005, at the Special Meeting of Shareholders to be held on November 11, 2005.

The undersigned hereby ratifies and confirms all that said proxy may lawfully do in the premises, and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or adjournments thereof. The undersigned acknowledges receipt of the notice of and proxy statement for said meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE REINCORPORATION, A VOTE "FOR" THE ASSET SALE AND A VOTE "FOR" THE STOCK SPLIT.

PLEASE SIGN, DATE AND RETURN THE FOLLOWING PROXY IN THE ENCLOSED ENVELOPE.

1.	Proposal 1: Approval of Reincorporation	For [___] Against [__] Abstain [__]

2.	Proposal 2: Ratification and Approval of Asset Sale	For [___] Against [__] Abstain [__]

3.	Proposal 3: Amendment to Certificate of Incorporation	For [___] Against [__] Abstain [__]

4.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting of Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR proposals 1, 2 and 3. Should any other matter requiring a vote of the shareholders arise, the proxies are authorized to vote in accordance with their best judgment in the interest of the Company.

This Proxy is solicited on behalf of the Board of Directors. Please mark, sign, date and return this proxy card using the enclosed prepaid envelope. This Proxy must be returned for your shares to be voted at the meeting in accordance with your instructions if you do not plan to attend the meeting. Please indicate any change in address.

Signature(s) of Shareholder_____________________________

Date ________________

Signature(s) of Shareholder_____________________________

Date ________________

NOTE: Please sign exactly as name appears on the records of the Company. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Exhibit A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Merger Agreement"), is entered into as of November __, 2005, between Cape Coastal Trading Corporation, a New York corporation ("CCTR"), and Cape Coastal Trading Corporation, a Delaware corporation and wholly-owned subsidiary of CCTR ("Subsidiary").

WITNESSETH:

WHEREAS, CCTR is a corporation duly organized, validly existing and in good standing under the laws of the State of New York with authorized capital stock consisting of 50 million shares of common stock, $.001 par value per share (the "New York Common Stock");

WHEREAS, CCTR has no options or warrants issued and outstanding;

WHEREAS, Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with authorized capital stock consisting of 225 million shares of which 200 million shares are common stock, $.001 par value per share (the "Delaware Common Stock"), and 25 million shares of "blank check" preferred stock, $.001 par value per share (the "Preferred Stock");

WHEREAS, Subsidiary has no options or warrants issued and outstanding;

WHEREAS, the Board of Directors of CCTR has determined that, for purposes of effecting the reincorporation of CCTR in the State of Delaware, it is advisable and in the best interests of CCTR and the holders of shares of New York Common Stock (the "CCTR Shareholders") for CCTR to merge with and into Subsidiary upon the terms and conditions set forth herein;

WHEREAS, the respective Boards of Directors of CCTR and Subsidiary have authorized and approved the merger of CCTR with and into Subsidiary subject to and upon the terms and conditions of this Merger Agreement, and have approved the terms of this Merger Agreement and directed that it be executed by the undersigned officers and submitted to the CCTR Shareholders and the stockholder of the Subsidiary for their approval;

WHEREAS, the CCTR Shareholders and CCTR, sole stockholder of the Subsidiary, have approved the merger and the Merger Agreement; and

WHEREAS, it is the intention of CCTR and Subsidiary that the merger be a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

THE MERGER

Section 1.1.	Merger of CCTR into Subsidiary. At the Effective Time (as defined in Section

2.1), CCTR shall merge with and into Subsidiary in accordance with the New York Business Corporation Law (the "New York Law") and the General Corporation Law of the State of Delaware (the "Delaware Law").

The separate existence of CCTR shall thereupon cease and Subsidiary shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of CCTR and Subsidiary (together referred to as the "Constituent Corporations"); and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Delaware Law; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of CCTR, the CCTR shareholders, Board of Directors of CCTR and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to CCTR. The employees and agents of CCTR shall become the employees and agents of Subsidiary and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of CCTR. The requirements of any plans or agreements of CCTR involving the issuance or purchase by CCTR of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Surviving Corporation. The subsidiaries of CCTR shall become the subsidiaries of the Surviving Corporation.

ARTICLE II.

EFFECTIVE TIME; EFFECT OF MERGER

Section 2.1.  Effective Time. The Merger shall become effective on the date the Certificate of Merger is filed by with the Department of State of the State of New York, or the date a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware, whichever filing occurs last (the "Effective Time").

Section 2.2.  Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the New York Law, the Delaware Law and this Merger Agreement.

Section 2.3.  Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and the Bylaws of Subsidiary, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

Section 2.4.  Directors and Officers. At the Effective Time, the directors and officers of CCTR in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and

2

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the Delaware law, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, incompetency or removal.

Section 2.5.     Change of Name. At the Effective Time, Cape Coastal Trading Corporation, the name set forth in Paragraph First of the Subsidiary's Certificate of Incorporation, shall be the name of the Surviving Corporation.

ARTICLE III.

CONVERSION AND EXCHANGE OF STOCK

Section 3.1.	Conversion.

(a) Shares. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock.

(b) Cancellation. At the Effective Time, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time and held by CCTR shall be canceled without any consideration being issued or paid therefor.

Section 3.2.  Exchange of Certificates. At the Effective Time, stock certificates representing New York Common Stock will automatically represent an equal number of shares of Delaware Common Stock. At any time after the Effective Time, the holders of Delaware Common Stock represented by certificates issued prior to the Effective Time, will be entitled, upon request, and surrender of such certificates, to the Surviving Corporation, to receive in exchange therefor a new stock certificate evidencing ownership of the same number of shares of Delaware Common Stock. If any new certificate is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

ARTICLE IV.

MISCELLANEOUS

Section 4.1.  Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the respective Board of Directors of CCTR and Subsidiary to the full extent permitted under applicable law.

Section 4.2.  Abandonment; Postponement. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the respective Board of Directors of CCTR or Subsidiary, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the CCTR Shareholders or stockholders of Subsidiary, notwithstanding the approval of this Merger Agreement by the CCTR Shareholders or Board of Directors of either CCTR or Subsidiary.

Section 4.3.  Further Assurances. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are

3

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necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of CCTR, CCTR and its directors and officers holding office at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of CCTR or otherwise to take any and all such action.

Section 4.4.  Counterparts. This Merger Agreement may be executed in any number of counterparts, for each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.5.  Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws of such State.

Section 4.6.  Notices. All communication hereunder shall be in writing and, sent by mail, or by facsimile.

If to CCTR to:
Cape Coastal Trading Corporation
122 Ocean Park Boulevard
Suite 307
Santa Monica, CA 90405

If to Subsidiary to:

Cape Coastal Trading Corporation
c/o Cape Coastal Trading Corporation
122 Ocean Park Boulevard
Suite 307
Santa Monica, CA 90405

4

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[SIGNATURE PAGE FOLLOWS]

5

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IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

CCTR	SUBSIDIARY

Cape Coastal Trading Corporation,	Cape Coastal Trading Corporation,
a New York corporation	a Delaware corporation

By:___________________________	By:
Name: ______________________	Name:
Title:_______________________	Title:

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6

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Exhibit B

CERTIFICATE OF INCORPORATION

OF

CAPE COASTAL TRADING CORPORATION

Name. The name of the corporation is Cape Coastal Trading Corporation (the "Corporation").

Address of Registered Office: The address of the Corporation's registered office in the State of Delaware is [______________________________________].

Registered Agent: The name of the Corporation's registered agent at such address is [_________________________].

Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 225,000,000 shares, which is divided into two classes as follows:

25,000,000 shares of preferred stock ("Preferred Stock") with a par value of $.001 per share, and

200,000,000 shares of common stock ("Common Stock") with a par value of $.001 per share.

Preferred Stock Rights. The designations, voting powers, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions of the Preferred Stock is as follows:

Issuance in Series. Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations as the board of directors of the Corporation (the "Board") may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series will rank equally and be identical in all respects, except as permitted by the following provisions.

Authority of the Board with Respect to Series. The Board is authorized, at any time and from time to time, to provide for the issuance of the shares of Preferred Stock in one or more series with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board, and as are not stated and expressed in this Certificate of Incorporation or any amendment hereto including, but not limited to, determination of any of the following:

The number of shares constituting that series and the distinctive designation of that series;

The dividend rate or rates on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, the payment date or dates for dividends and the relative rights of priority, if any, of payment of dividends on shares of that series;

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Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

Whether that series shall have a sinking or retirement fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking or retirement fund;

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

Any other preferences, privileges and powers, and relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the board of directors may deem advisable and are not inconsistent with the provisions of this Certificate of Incorporation.

Dividends. Dividends on outstanding shares of Preferred Stock shall be paid or declared and sent apart for payment in accordance with their respective preferential and relative rights before any dividends shall be paid or declared and set apart for payment on the outstanding shares of Common Stock with respect to the same dividend period.

Liquidation. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential and relative amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Reacquired Shares. Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares but including shares redeemed, shared purchased and retired, and shares which have been converted into shares of Common Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

Voting Rights. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board creating any series of Preferred Stock, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever. In no event shall the Preferred Stock be entitled to more than one vote in respect of each share of stock except as may be required by law or by this Certificate of Incorporation.

Common Stock. The designations, voting powers, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions of the Common Stock is as follows:

Dividends. Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock are entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board.

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Liquidation. In the event of the voluntary of involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively. The Board may distribute in kind to the holders of Common Stock such remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or other entity, or any combination thereof, and may sell all or any part of the consideration so received and distribute any balance thereof in kind to holders of Common Stock. The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purposes of this paragraph.

Voting Rights. Except as may be otherwise required by law or this Certificate of Incorporation, each holder of Common Stock has one vote in respect of each share of stock held such holder of record on the books of the Corporation on all matters voted upon by the stockholders.

Staggered Board of Directors.

The number of directors of the Corporation shall be fixed from time to time in the manner set forth in the Corporation's bylaws (the "Bylaws").

The Board shall be divided into three classes with each class containing one third of the total number of directors as nearly equal in numbers as possible. Any inequality among the classes in the number of directors comprising such classes shall not impair the validity of any action taken by the Board. Directors of the first class shall hold office for a term expiring at the next succeeding annual meeting following the incorporation of the Corporation, the directors of the second class shall hold office for a term expiring at the second succeeding annual meeting, and the directors of the third class shall hold office for a term expiring at the third succeeding annual meeting.

Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting as a class, to elect one or more directors, the terms of the directors so elected shall expire at the next succeeding annual meeting of stockholders.

Subject to the foregoing, at each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

In the event of any increase or decrease in the authorized number of directors, each director then serving shall nevertheless continue as a director of the class of which such person is a member until the expiration of such person's term, or such person's earlier death, resignation or retirement.

Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their respective successors shall have been elected and qualified. If there are no directors then in office, an election of directors may be held in the manner provided by statute.

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the Bylaws, subject to the power of the stockholders of the Corporation to alter or repeal any provision in the Bylaws whether adopted by them or otherwise.

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Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all of the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

No director of this Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that this section shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protections of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges conferred upon stockholders, directors or other persons pursuant to this Certificate of Incorporation are granted subject to this reservation.

The name of the incorporator is [________________________], whose mailing address is [________________________].

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IN WITNESS WHEREOF, I have signed this certificate of incorporation on [_________________], 2005.

__________________________________

[Name of Incorporator]

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Exhibit C

BYLAWS

OF

CAPE COASTAL TRADING CORPORATION

a Delaware Corporation

Section 12.	Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals 3
ARTICLE VI	CERTIFICATES REPRESENTING SHARES AND TRANSFERS OF SHARES 9
Section 1.	Form of Certificates	9
Section 2.	Lost, Stolen or Destroyed Certificates	10
Section 3.	Transfer of Shares	10
Section 4.	Registered Stockholders	10
ARTICLE VII	General Provisions	10
Section 1.	Dividends	10

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Section 2.	Telephone and Similar Meetings	11
Section 3.	Books and Records	11
Section 4.	Fiscal Year	11
Section 5.	Corporate Seal	11
Section 6.	Advances of Expenses	11
Section 7.	Indemnification	12
Section 8.	Insurance	12
Section 9.	Resignation	12
Section 10.	Amendment of Bylaws	12
Section 11.	Invalid Provisions	12
Section 12.	Relation to the Certificate of Incorporation	12

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BYLAWS

OF

CAPE COASTAL TRADING CORPORATION

ARTICLE I

OFFICES

Section 1.     Registered Office. The registered office and registered agent of [_________________] the Corporation will be as from time to time set forth in the Corporation's Certificate of Incorporation filed with the Secretary of State of the State of Delaware.

Section 2.     Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Corporation's Board of Directors (the "Board") may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 1.     Place of Meetings. All meetings of the stockholders for the election of directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof. If no place is fixed for a meeting of stockholders, such meeting shall be held at the principal office of the Corporation.

Section 2.     Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined by the Board, at which meeting the stockholders will elect directors and transact such other business as may properly be brought before the meeting.

Section 3.     List of Stockholders. At least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the Corporation's officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present. If the right to vote at any meeting is challenged, the inspector of election, or the person presiding thereat ,if no such inspector has been appointed, will require such list of the stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote at such meeting may vote.

Section 4.     Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Board, the Chairman of the Board, or the Corporation's President. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

Section 5.     Notice. Written notice stating the place, day and time of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called and the person calling the special meeting, will be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board,

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the Corporation's President, the Corporation's Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting.

If, at any meeting, action is proposed to be taken which, if taken, would entitle objecting stockholders to receive payment for their shares, the notice shall include a statement of that purpose and to that effect. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment, the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under this Section.

Section 6.     Inspector of Election. The Board, in advance of any stockholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a stockholders' meeting may, and on the request of any stockholder entitled to vote thereat will, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment in advance of the meeting by the Board or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of such inspector at such meeting with strict impartiality and according to the best of such inspector's ability.

The inspector shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote at the meeting, count and tabulate all votes, ballots or consents, determine the results thereof, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, or of any stockholder entitled to vote thereat, the inspector will make a report in writing of any challenge, question or matter determined by such inspector and will execute a certificate of any fact found by such inspector. Any report or certificate made by the inspector shall be prima facie evidence of the facts stated and of any vote certified by such inspector.

Section 7.     Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the voting power represented by shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business; provided that when a specified item of business is required to be voted on by a class or series, voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum for the transaction of such specified item of business. If, however, such quorum is not present or represented at any meeting of the stockholders, a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Section 8.     Qualification of Voters. Unless otherwise provided in the Certificate of Incorporation, every stockholder of record will be entitled at every meeting of the stockholders to one vote for every share of common stock of the Corporation standing in such stockholder's name on the record of stockholders. Treasury shares as of the record date and shares held as of the record date by another domestic or foreign corporation of any kind, if a majority of the shares entitled to vote in the election of directors of such other corporation is held as of the record date by the Corporation, will not be shares entitled to vote or to be counted in determining the total number of outstanding shares.

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Section 9.     Voting. When a quorum is present at any meeting of stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 10.   Method of Voting. Any stockholder having the right to vote at a meeting of the stockholders, or to express consent or dissent without a meeting, will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than 3 years prior to such meeting, or such expression of consent or dissent without a meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy, unless before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the Corporation's Secretary. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting at a meeting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

Section 11.   Record Date. The Board may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action. Such record date will not precede the date upon which the resolution fixing the record date is adopted by the Board, and such record date will not be less than 10 nor more than 60 days prior to such meeting, nor more than 60 days prior to any other action. In the absence of any action by the Board, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

Section 12.	Actions Brought Before Stockholder Meetings.

(a)    Limitation. The action which may be considered by the stockholders at any annual or special meeting of stockholders of the Corporation shall be limited to only those actions properly brought before such meeting in compliance with the procedures set forth in this Section.

(b)    Procedure. For any action to be properly brought before any annual meeting of stockholders, the action must be specified in the notice of meeting or the action may be brought before the meeting by the Board or a stockholder entitled to vote at the meeting, or by a person (a "Nominee Holder") that holds such stock through a nominee or "street name" holder of record of such stock entitled to vote at the meeting who can demonstrate its ownership to the Corporation.

(c)	Annual Meetings.

(i)     Stockholder Proposals. In addition to any other requirements under applicable law, the Corporation's Certificate of Incorporation and these Bylaws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by

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stockholders shall be properly brought before a meeting of stockholders only if notice of such proposal (a "Stockholder Notice") is delivered to the Secretary of the Corporation at the principal executive office of the Corporation not less than 90 nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. If the annual meeting is not scheduled to be held within 30 days of such anniversary date, the Stockholder Notice shall be delivered to the Secretary of the Corporation by the later of the close of business on the date 90 days prior to the meeting date or the 10th day following the date on which such other meeting date is first publicly announced.

(ii)    Stockholder Nominees. Any stockholder desiring to nominate any person for election as a director of the Corporation shall deliver, as part of the Stockholder Notice, a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such person, the information required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K or, as applicable, Regulation S-B adopted by the Securities and Exchange Commission (the "SEC"), regarding such person, the person's signed consent to serve as a director of the Corporation if elected, the nominating stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of stock and entitlement to vote such stock for the election of directors.

(iii)   Stockholder Proposals. Any stockholder who gives a Stockholder Notice of any proposal (other than a nomination for director) shall deliver, as part of the Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal, the stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the proposal, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of stock and entitlement to vote such stock on the matter proposed.

(d)	Special Meetings.

(i)     Procedure. No action shall be properly brought before a special meeting of stockholders unless such item is included in the Corporation's notice of such meeting.

(ii)    Stockholder Nominees. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any stockholder entitled to vote for the election of such director at such meeting may nominate a person for election as are specified in the Corporation's notice of such meeting, but only if the Stockholder Notice is delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the 10th day following the earlier to occur of the day on which the date of the special meeting or the names of the nominees proposed by the Board or the number of directors to be elected shall have been publicly announced.

(e)    For purposes of this Section, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the SEC.

(f)    In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section. This Section shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a director in an election in which only the holders of one or more

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series of Preferred Stock of the Corporation issued pursuant to the certificate of incorporation are entitled to vote (unless otherwise provided in the terms of such stock).

(g)    The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

ARTICLE III

BOARD

Section 1.     Management. The business and affairs of the Corporation will be managed by or under the direction of its Board who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 2.     Qualification; Election; Term. The directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until his or her term expires and until his or her successor is elected and qualified or, if earlier, until his or her death, resignation, or removal from office. None of the directors needs to be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

Section 3.     Number. The number of Directors constituting the entire Board will be the number, [not less than two nor more than seven], fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies.

Section 4.     Removal. Any or all of the directors may be removed with or without cause by vote of the stockholders.

Section 5.     Vacancies. Newly created directorships resulting from an increase in the authorized number of directors and vacancies occurring in the Board for any reason except the removal of directors by stockholders may be filled by vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of directors by stockholders shall be filled by the stockholders, who may do so at a special meeting of stockholders called for that purpose. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of such director's predecessor.

Section 6.     Place of Meetings. Meetings of the Board, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board. If no place is so fixed, regular meetings of the Board will be held at the principal office of the Corporation.

Section 7.     Annual Meeting. The first meeting of each newly elected Board will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent the Directors then elected and serving change such time or place.

Section 8.     Regular Meetings. Regular meetings of the Board may be held without notice at such time and place as is from time to time determined by the Board.

Section 9.     Special Meetings. Special meetings of the Board may be held at any time upon the call of the President of the Corporation or a majority of the Board. Notice of each special meeting of the Board shall be given to each director either by mail not later than noon, Eastern Time, on the third day

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prior to the meeting or by written message or orally not later than noon, Eastern Time, on the day prior to the meeting. Notices are deemed to have been properly given if given: by mail, when deposited in the United States mail; or by messenger at the time of delivery. A notice, or waiver of notice, need not specify the purpose of any meeting of the Board.

Section 10.   Quorum of Directors; Adjournments; Action by the Board. At all meetings of the Board, the presence of a majority of the entire Board will constitute a quorum for the transaction of business, and the vote of a majority of the Directors present at a meeting at the time of such vote, if a quorum is then present, will be the act of the Board, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of a meeting to another time or place shall be given to the directors who were not present at the time of adjournment and, unless such time and place are announced at the meeting, to the other directors.

Section 11.   Executive and Other Committees of Directors. The Board may, by resolution passed by a majority of the entire Board, designate from among its members an executive committee and other committees, each committee to consist of two or more Directors, which committees will have such power and authority and will perform such functions as may be provided in such resolution, except that no such committee shall have the authority as to any of the following matters: (i) the submission to stockholders of any action that needs stockholders' approval; (ii) the filling of vacancies in the Board or in any committee; (iii) the fixing of compensation of the directors for serving on the Board or on any committee; (iv) the amendment or repeal of the Bylaws, or the adoption of new Bylaws; (v) the amendment or repeal of any resolution of the Board which, by its terms, shall not be so amendable or repealable; or (vi) the indemnification of any director. The Board may designate one or more directors as alternate members of such committee, who may replace any absent member or members at any meeting of such committee. Unless a greater proportion is required by the resolution designating a committee, a majority of the entire authorized number of members of such committee will constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, will be the act of such committee. Each such committee will serve at the pleasure of the Board, will have such name as may be designated by the Board and will keep regular minutes of its proceedings and report the same to the Board when required.

Section 12.   Action by Consent. Any action required or permitted to be taken at a meeting by the Board or any committee thereof may be taken without such a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent shall be filed with the minutes of the proceedings of the Board or committee.

Section 13.   Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore fixed by authorization of the Board.

ARTICLE IV

NOTICE

Section 1.     Form of Notice. Whenever by law, the Certificate of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and such notice is to be given by mail or no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid. Notices will be addressed to such director or stockholder at the address that appears on the books of the Corporation, or, if such director or stockholder shall have filed with the Secretary of the Corporation a written request that notices be sent to some other address. Any notice required or permitted

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to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

Section 2.     Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person entitled to such notice or a proxy, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE V

OFFICERS AND AGENTS

Section 1.     Election of Officers. The Board, as soon as may be practicable after the annual election of directors, will elect a President, a Secretary and a Treasurer, and from time to time may elect or appoint such other officers as it may determine. Any two or more offices may be held by the same person, except that the same person may not hold the offices of President and Secretary. The Board may also elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers.

Section 2.     Other Officers and Agents. The Board may appoint such other officers and agents as it deems necessary, who will hold their offices for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board.

Section 3.     Compensation. The compensation of all officers and agents of the Corporation will be fixed by the Board.

Section 4.     Term of Office and Removal. Each officer of the Corporation will hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified. Unless otherwise provided in the resolution of the Board electing or appointing an officer, his term of office shall extend to and expire at the meeting of the Board following the next annual meeting of stockholders. Any officer may be removed by the Board with or without cause, at any time. Removal of an officer without cause shall be without prejudice to his contract rights, if any, and the election or appointment of an officer shall not of itself create contract rights. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

Section 5.     President. The President will be the chief executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. The President shall also preside at all meetings of the stockholders and the Board. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Corporation.

Section 6.     Vice Presidents. The Vice Presidents, in the order designated by the Board, or in the absence of any designation, then in the order of their election, during the absence or disability of or refusal to act by the President, shall perform the duties and exercise the powers of the President and shall perform such other duties as the Board will prescribe.

Section 7.     Secretary and Assistant Secretaries. The Secretary will attend all meetings of the Board and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose, and will perform like duties for the standing committees when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be

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prescribed by the Board or President, under whose supervision the Secretary shall be. The Secretary will have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board, or in the absence of any designation, then in the order of their election, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, will perform the duties and exercise the powers of the Secretary and will perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 8.     Treasurer and Assistant Treasurers. The Treasurer shall have the custody of the corporate funds and securities; will keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and will deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer will disburse the funds as may be ordered by the Board, taking proper vouchers for such disbursements, and will render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the office of Treasurer, and for the restoration to the Corporation, in the case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation.

The Assistant Treasurer, or if there be more than one, the Assistant Treasurers in the order designated by the Board, or in the absence of any designation, then in the order of their election, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, will perform the duties and exercise the powers of the Treasurer and will perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 9.     Checks, Notes and the Like. All checks and drafts on, and withdrawals from the Corporation's accounts with banks or other financial institutions, and all bills of exchange, notes and other instruments for the payment of money, drawn, made, endorsed, or accepted by the Corporation, shall be signed on its behalf by the person or persons thereunto authorized by, or pursuant to resolution of, the Board.

ARTICLE VI

CERTIFICATES REPRESENTING SHARES AND TRANSFERS OF SHARES

Section 1.     Form of Certificates. The shares of the Corporation will be represented by certificates, in such forms as the Board may prescribe, signed by the President, or a Vice President, and the Secretary, or an Assistant Secretary, or the Treasurer, or an Assistant Treasurer. The shares may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate will have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue. Each certificate representing shares issued by the Corporation will set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of shares, if more than one, authorized to be issued and the designation, relative

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rights, preferences and limitations of each series of any class of preferred shares authorized to be issued so far as the same have been fixed, and the authority of the Board to designate and fix the relative rights, preferences and limitations of other series. Each certificate representing shares shall state upon the face thereof: (i) that the Corporation is formed under the laws of the State of Delaware; (ii) the name of the person or persons to whom issued; and (iii) the number and class of shares, and the designation of the series, if any, which such certificate represents.

Section 2.     Lost, Stolen or Destroyed Certificates. No certificate for shares of the Corporation will be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board upon: (i) production of evidence of loss, destruction or wrongful taking; (ii) delivery of a bond indemnifying the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate; (iii) payment of the expenses of the Corporation and its agents incurred in connection with the issuance of the new certificate; and (iv) compliance with other such reasonable requirements as may be imposed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

Section 3.     Transfer of Shares. Shares of stock will be transferable on the record of stockholders upon presentment to the Corporation or a transfer agent of a certificate or certificates representing the shares requested to be transferred, with proper endorsement on the certificate or on a separate accompanying document, together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require.

Section 4.     Registered Stockholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

ARTICLE VII

GENERAL PROVISIONS

Section 1.     Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation. The Board may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than 60 days prior to the payment date of such dividend. In the absence of any action by the Board, the close of business on the date upon which the Board adopts the resolution declaring such dividend will be the record date.

Section 2.     Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

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Section 3.     Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders, Board and any committees of directors and a current list of the directors and officers and their residence addresses. The Corporation will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each and the dates when they respectively became the owners of record thereof. The Board may determine whether and to what extent and at what times and places and under what conditions and regulations any accounts, books, records or other documents of the Corporation will be open to inspection, and no creditor, security holder or other person will have any right to inspect any accounts, books, records or other documents of the Corporation except as conferred by statute or as so authorized by the Board.

Section 4.     Fiscal Year. The fiscal year of the Corporation will be the twelve months ending December 31st, or such other period as may be fixed by the Board.

Section 5.     Corporate Seal. The Board may adopt a corporate seal, alter such seal at pleasure, and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

Section 6.     Advances of Expenses. The Corporation will advance to its directors and officers expenses incurred by them in connection with any "Proceeding," which term includes any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom), in which a director or officer may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise ("Official," which term also includes directors and officers of the Corporation in their capacities as directors and officers of the Corporation), whether or not he is serving in such capacity at the time any liability or expense is incurred; provided that the Official undertakes to repay all amounts advanced unless: (i) in the case of all Proceedings other than a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have reasonable cause to believe his conduct was unlawful; provided that the termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, as to whether he had reasonable cause to believe his conduct was unlawful; or (ii) in the case of a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided that if in such a Proceeding the Official is adjudged to be liable to the Corporation, all amounts advanced to the Official for expenses must be repaid except to the extent that the court in which such adjudication was made shall determine upon application that despite such adjudication, in view of all the circumstances, the Official is fairly and reasonably entitled to indemnity for such expenses as the court may deem proper.

Section 7.     Indemnification. The Corporation will indemnify its directors to the fullest extent permitted by the Delaware General Corporation Law and may, if and to the extent authorized by the Board, so indemnify its officers and any other person whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever.

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Section 8.     Insurance. The Corporation may at the discretion of the Board purchase and maintain insurance to the fullest extent permitted by the Delaware General Corporation Law on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such.

Section 9.     Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

Section 10.   Amendment of Bylaws. The Bylaws of the Corporation may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be adopted, amended or repealed by the Board, but any Bylaws adopted by the Board may be amended or repealed by the stockholders entitled to vote thereon as hereinabove provided. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

Section 11.   Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

Section 12.   Relation to the Certificate of Incorporation. These Bylaws are subject to, and governed by, the Certificate of Incorporation of the Corporation.

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DRAFT OF 8-29-05

Exhibit D

STOCKHOLDER PROTECTION RIGHTS AGREEMENT

Dated as of

[_________], 2005

between

[_______________]

a Delaware corporation

and

[__________________]

as Rights Agent

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Page

STOCKHOLDER PROTECTION RIGHTS AGREEMENT

ARTICLE I	DEFINITIONS	1
1.1	Definitions	1
ARTICLE II	THE RIGHTS	9
2.1	Summary of Rights	9
2.2	Legend on Common Stock Certificates	9
2.3	Exercise of Rights; Separation of Rights	10
2.4	Adjustments to Exercise Price; Number of Rights	12
2.5	Date on Which Exercise is Effective	13
2.6	Execution, Authentication, Delivery and Dating of Rights Certificates	13
2.7	Registration, Registration of Transfer and Exchange	13
2.8	Mutilated, Destroyed, Lost and Stolen Rights Certificates	14
2.9	Persons Deemed Owners	15
2.10	Delivery and Cancellation of Certificates	15
2.11	Agreement of Rights Holders	15

ARTICLE III	ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS 16
3.1	Flip-in	16
3.2	Flip-over	17
ARTICLE IV	THE RIGHTS AGENT	18
4.1	General	18
4.2	Merger or Consolidation or Change of Name of Rights Agent	19
4.3	Duties of Rights Agent	19
4.4	Change of Rights Agent	21
ARTICLE V	MISCELLANEOUS	21

5.1	Redemption; Independent Director Review; and Stockholder Referendum 21
5.2	Expiration	23
5.3	Issuance of New Rights Certificates	23
5.4	Supplements and Amendments	23

-i-

(continued)

Page

5.5	Fractional Shares	24
5.6	Rights of Action	24
5.7	Holder of Rights Not Deemed a Stockholder	24
5.8	Notice of Proposed Actions	24
5.9	Notices	25
5.10	Suspension of Exercisability	25
5.11	Costs of Enforcement	25
5.12	Successors	26
5.13	Benefits of this Agreement	26
5.14	Determination and Actions by the Board of Directors, etc	26
5.15	Fiduciary Responsibilities of the Board of Directors	26
5.16	Descriptive Headings; Section References	26
5.17	GOVERNING LAW	26
5.18	Counterparts	27
5.19	Severability	27

Exhibits

A	Form of Rights Certificate
B. Certificate of Designations and Terms of Series A Junior Participating Preferred Stock

-ii-

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STOCKHOLDER PROTECTION RIGHTS AGREEMENT

STOCKHOLDER PROTECTION RIGHTS AGREEMENT (as amended from time to time, this "Agreement"), dated as of [______], 2005, between [______________________], a Delaware corporation (the "Company"), and [______________________], a [__________] corporation, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder).

WITNESSETH:

WHEREAS, the Board of Directors of the Company has (a) authorized and declared a dividend of one preferred stock purchase right ("Right") in respect of each share of Common Stock (as hereinafter defined) outstanding as of the close of business on the record date described below (the "Record Date"), and (b) as provided in Section 2.4, authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Date and prior to the Separation Time (as hereinafter defined) and, to the extent provided in Section 5.3, each share of Common Stock issued after the Separation Time;

WHEREAS, the Record Date shall be the day and time which is immediately after the effectiveness of the transaction in which the Company shall be merged with Cape Coastal Trading Corporation, a New York corporation and the current holder of all of the Company's outstanding Common Stock ("CCTR"), in a transaction the effect of which shall be to "reincorporate" CCTR as a Delaware corporation and as a result of which all of the issued and outstanding shares of common stock of CCTR at the effective time of the reincorporation will automatically be converted into shares of Common Stock and the stockholders of CCTR shall become the stockholders of the Company;

WHEREAS, subject to the terms and conditions hereof, each Right entitles the holder thereof, after the Separation Time, to purchase securities or assets of the Company (or, in certain cases, securities of certain other entities) pursuant to the terms and subject to the conditions set forth herein; and

WHEREAS, the Company desires to appoint the Rights Agent to act on behalf of the Company, and the Rights Agent is willing so to act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

"Acquiring Person" shall mean any Person who is or becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock; provided, however, that the term "Acquiring Person" shall not include any Person (i) who is the Beneficial Owner of 20% or more of the outstanding shares of Common Stock on the date of this Agreement, or who shall become the Beneficial Owner of 20% or more of the outstanding shares of Common Stock solely as a result of (A) an acquisition by the Company of shares of Common Stock or (B) the Reincorporation, until such time hereafter or thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock while such Person is or as a result of which such Person becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock, (ii) who becomes the Beneficial Owner of 20% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intention to seek or affect control of the Company, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Company, in its sole discretion, to divest, (without exercising or retaining any power, including voting power, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be the Beneficial Owner of 20% or more of the outstanding shares of Common Stock or (iii) who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an "Option Holder") by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) acquired by Affiliates or Associates of such Option Holder after the time of such grant which, in the aggregate, amount to less than 1% of the outstanding shares of Common Stock. In addition, the Company, any Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or a Subsidiary of the Company (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company) shall not be an Acquiring Person.

"Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.

"Agreement" shall have the meaning set forth in the Preamble.

A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own", any securities as to which such Person or any of such Person's Affiliates or Associates is or may be deemed to be the beneficial owner of pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such Rules are in effect on the date of this Agreement, as well as any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights,

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exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own", any security (i) solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange or (ii) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy or consent given in response to a public proxy or consent solicitation made to more than ten holders of shares of a class of stock of the Company registered under Section 12 of the Exchange Act and pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Item 6 of Schedule 13D under the Exchange Act (or any similar provision of a comparable or successor report). Notwithstanding the foregoing, no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person by virtue of any actions such officer or director takes in such capacity. For purposes of this Agreement, in determining the percentage of the outstanding shares of Common Stock with respect to which a Person is the Beneficial Owner, all shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close.

"CCTR" shall have the meaning set forth in the Recitals.

"Close of Business" on any given date shall mean 5:00 p.m. New York City time on such date or, if such date is not a Business Day, 5:00 p.m. New York City time on the next succeeding Business Day.

"Common Stock" shall mean the shares of common stock, par value $0.001 per share, of the Company.

"Company" shall have the meaning set forth in the Preamble.

"Election to Exercise" shall have the meaning set forth in Section 2.3(d).

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Exchange Ratio" shall have the meaning set forth in Section 3.1(c).

"Exchange Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 3.1(c).

"Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $[_____].

"Expansion Factor" shall have the meaning set forth in Section 2.4(a).

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"Expiration Time" shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time, (iii) the Close of Business on[____________], 2009, unless, for purposes of this clause (iii), extended by action of the Stockholders (in which case the applicable time shall be the time at which it has been so extended) and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event.

"Flip-in Date" shall mean the tenth business day after any Stock Acquisition Date or such earlier or later date and time as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred.

"Flip-over Entity," for purposes of Section 3.2, shall mean (i) in the case of a Flip-over Transaction or Event described in clause (i) of the definition thereof, the Person issuing any securities into which shares of Common Stock are being converted or exchanged and, if no such securities are being issued, the other Person that is a party to such Flip-over Transaction or Event and (ii) in the case of a Flip-over Transaction or Event referred to in clause (ii) of the definition thereof, the Person receiving the greatest portion of the (A) assets or (B) operating income or cash flow being transferred in such Flip-over Transaction or Event, provided in all cases if such Person is a Subsidiary of another Person, the ultimate parent entity of such Person shall be the Flip-over Entity.

"Flip-over Stock" shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other persons similarly responsible for the direction of the business and affairs) of the Flip-over Entity.

"Flip-over Transaction or Event" shall mean a transaction or series of transactions, on or after a Flip-in Date, in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, at the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into any agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person is the Beneficial Owner of 90% or more of the outstanding shares of Common Stock or controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of the Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or (ii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its Subsidiaries (taken as a whole) to any Person (other than the Company or one or more of its wholly owned Subsidiaries) or to two or more such Persons which are Affiliates or Associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such Subsidiary) into an agreement with respect to such sale or transfer of assets, the Acquiring Person or any of its Affiliates or Associates controls the Board of Directors of the Company. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates, counted together as a single Person. An Acquiring Person shall be deemed to control the Company's Board of Directors when, on or following a Stock

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Acquisition Date, the persons who were directors of the Company (or persons nominated and/or appointed as directors by vote of a majority of such persons) before the Stock Acquisition Date shall cease to constitute a majority of the Company's Board of Directors.

"Market Price" per share of any securities on any date shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if any event described in Section 2.4, or any analogous event, shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 20 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. or, if the securities are not listed or admitted to trading on the New York Stock Exchange, Inc., as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the NASDAQ National Market System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

"Option Holder" shall have the meaning set forth in the definition of Acquiring Person.

"Person" shall mean any individual, firm, partnership, limited liability company, association, group (as such term is used in Rule l3d-5 under the Exchange Act, as such Rule is in effect on the date of this Agreement), corporation or other entity.

"Preferred Stock" shall mean Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company created by a Certificate of Designation and Terms in substantially the form set forth in Exhibit B hereto appropriately completed.

"Qualifying Offer" shall mean an offer determined by the Board of Directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

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(a)    a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock;

(b)   an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates or Associates of such offeror) that beneficially owns no more than 1% of the outstanding Common Stock as of the date of such commencement;

(c)    an offer whose per-share offer price is greater than the highest reported market price for the Common Stock in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

(d)   an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate;

(e)    if the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel designated by the Company to have access to such offeror's books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such investment banking firm and such legal counsel to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the Stockholders is fair or adequate, and (ii) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders is either unfair or inadequate and such investment banking firm does not after the expiration of such 10 Business Day period render an opinion to the Board of Directors of the Company that the consideration being offered to the Stockholders has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

(f)     an offer that is subject only to the minimum tender condition described below in item (i) of this definition and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

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(g)    an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 5.1(c), for, at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within 90 Business Days following receipt of the Special Meeting Notice in accordance with Section 5.1(c), for at least 10 Business Days following such 90 Business Day Period;

(h)    an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (g) of this definition, the offer, it if is otherwise to expire prior thereto, will be extended for at least 20 Business Days after any increase in the price offered, and after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) of the Exchange Act;

(i)     an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

(j)     an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any; and

(k)   an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

(l)     an offer pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror's Chief Executive Officer and Chief Financial Officer, that (i) all facts about the offeror that would be material to making an investor's decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, and (ii) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(m)  if the offer includes shares of common stock of the offeror, (i) the offeror is a publicly owned United States corporation, and its common stock is freely tradable and is listed or admitted to trading on either the New York Stock Exchange, Inc. or the NASDAQ National Market System, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (iii) no Person (including such Person's Affiliates and Associates) beneficially owns more than 15% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (iv) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility

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requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended (the "Securities Act"); including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

For the purposes of the definition of Qualifying Offer, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 5.1(c) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 5.1(c) shall not have already occurred.

"Record Date" shall have the meaning set forth in the Recitals.

"Redemption Price" shall mean an amount equal to one tenth of one cent, $0.001.

"Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to Section 5.1.

"Reincorporation" shall mean a merger between the Company and CCTR through which CCTR reincorporates as a Delaware corporation.

"Right" shall have the meaning set forth in the Recitals.

"Rights Agent" shall have the meaning set forth in the Preamble.

"Rights Certificate" shall have the meaning set forth in Section 2.3(c).

"Rights Register" shall have the meaning set forth in Section 2.7(a).

"Separation Time" shall mean the earlier of (i) the Close of Business on the tenth Business Day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person and (ii) the time of the first event causing a Flip-in Date to occur; provided, that if the foregoing results in the Separation Time being prior to the Record Date, the Separation Time shall be the Record Date and provided further, that if any tender or exchange offer referred to in clause (i) of this paragraph is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock

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pursuant thereto, such offer shall be deemed, for purposes of this paragraph, never to have been made.

"Stock Acquisition Date" shall mean the earlier of (i) the first date on which there shall be a public announcement by the Company (by any means) that a Person has become an Acquiring Person or (ii) the date and time on which any Acquiring Person becomes the Beneficial Owner of more than 20% of the outstanding shares of Common Stock.

"Stockholders" shall mean the holders of record of the Common Stock.

"Subsidiary" of any specified Person shall mean any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the equity or membership interest is Beneficially Owned, directly or indirectly, by such Person.

"Trading Day," when used with respect to any securities, shall mean a day on which the New York Stock Exchange, Inc. is open for the transaction of business or, if such securities are not listed or admitted to trading on the New York Stock Exchange, Inc., a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

ARTICLE II

THE RIGHTS

2.1Summary of Rights. As soon as practicable after the Record Date, the Company will mail a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Date, at such holder's address as shown by the records of the Company.

2.2Legend on Common Stock Certificates. Certificates for the Common Stock issued on or after the Record Date but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

"Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of [_______________], 2005 (as such may be amended from time to time, the "Rights Agreement"), between [____________________] (the "Company") and [____________________], as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor."

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Certificates representing shares of Common Stock that are issued and outstanding at the Record Date shall, together with the letter mailed pursuant to Section 2.1, evidence one Right for each share of Common Stock evidenced thereby notwithstanding the absence of the foregoing legend.

If the Common Stock issued after the Record Date but prior to the Separation Time shall be uncertificated, the registration of such Common Stock on the stock transfer books of the Company shall evidence one Right for each share of Common Stock represented thereby and the Company shall mail to every Person that holds such Common Stock a confirmation of the registration of such Common Stock on the stock transfer books of the Company, which confirmation will have impressed, printed, written or stamped thereon or otherwise affixed thereto the above legend. The Company shall mail or arrange for the mailing of a copy of this Agreement to any Person that holds Common Stock, as evidenced by the registration of the Common Stock in the name of such Person on the stock transfer books of the Company, without charge after the receipt of a written request therefor.

2.3Exercise of Rights; Separation of Rights. (a) Subject to Sections 3.1, 5.1 and 5.10 and subject to adjustment as herein set forth, each Right will entitle the holder thereof, at or after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one one-hundredth of a share of Preferred Stock.

(b)   Until the Separation Time, (i) no Right may be exercised and (ii) each Right will be evidenced by the certificate for the associated share of Common Stock (or, if the Common Stock shall be uncertificated, by the registration of the associated Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2), together, in the case of certificates issued prior to the Record Date, with the letter mailed to the record holder thereof pursuant to Section 2.1, and will be transferable only together with, and will be transferred by a transfer (whether with or without such letter or confirmation) of, such associated share.

(c)    Subject to the terms and conditions hereof, at or after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) may be transferred independent of shares of Common Stock. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Stock as of the Separation Time (other than any Person whose Rights have become void pursuant to Section 3.1(b)), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement describing the Rights.

(d)   Subject to the terms and conditions hereof, Rights may be exercised on any Business Day on or after the Separation Time and prior to the Expiration Time by submitting to the Rights

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Agent the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or, if uncertificated, the registration on the stock transfer books of the Company) for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

(e)    Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.3(d), and subject to the terms and conditions hereof, the Rights Agent will thereupon promptly (i) (A) requisition from a transfer agent stock certificates evidencing such number of shares or other securities to be purchased or, in the case of uncertificated shares or other securities, requisition from a transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the stock transfer books of the Company (the Company hereby irrevocably authorizing its transfer agents to comply with all such requisitions), and (B) if the Company elects pursuant to Section 5.5 not to issue certificates (or effect registrations on the stock transfer books of the Company) representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with Section 5.5 and (ii) after receipt of such certificates, depositary receipts, notices and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates, depositary receipts or notices) in such name or names as may be designated by such holder.

(f)     In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

(g)    The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered (or evidenced by registration on the stock transfer books of the Company) upon exercise of Rights shall, at the time of delivery of the certificates (or registration) for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered (or registered) and fully paid and nonassessable; (ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights; and (iii) pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided, that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates (or the registration) for shares in a name other than that of the holder of the Rights being transferred or exercised.

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2.4Adjustments to Exercise Price; Number of Rights. (a) In the event the Company shall at any time after the Record Date and prior to the Separation Time (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, (x) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock including any fractional shares in lieu of which such holder received cash (the "Expansion Factor") that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this paragraph shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

In the event the Company shall at any time after the Record Date and prior to the Separation Time issue any shares of Common Stock otherwise than in a transaction referred to in the preceding paragraph, each such share of Common Stock so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share (or, if the Common Stock shall be uncertificated, such Right shall be evidenced by the registration of such Common Stock on the stock transfer books of the Company and the confirmation thereof provided for in Section 2.2). Rights shall be issued by the Company in respect of shares of Common Stock that are issued or sold by the Company after the Separation Time only to the extent provided in Section 5.3.

(b)   In the event the Company shall at any time after the Record Date and prior to the Separation Time issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to any non-extraordinary periodic cash dividend or a dividend paid solely in Common Stock) whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or statutory share exchange) or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of Rights generally, and the Company and the Rights Agent shall amend this Agreement as necessary to provide for such adjustments.

(c)    Each adjustment to the Exercise Price made pursuant to this Section 2.4 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.4, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate.

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(d)   Rights Certificates shall represent the right to purchase the securities purchasable under the terms of this Agreement, including any adjustment or change in the securities purchasable upon exercise of the Rights, even though such certificates may continue to express the securities purchasable at the time of issuance of the initial Rights Certificates.

2.5Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued (or registration on the stock transfer books is effected) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration) shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

2.6Execution, Authentication, Delivery and Dating of Rights Certificates. (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

Promptly after the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for counter-signature, and, subject to Section 3.1(b), the Rights Agent shall manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.3(c). No Rights Certificate shall be valid for any purpose unless manually countersigned by the Rights Agent.

(b)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.7Registration, Registration of Transfer and Exchange. (a) After the Separation Time, the Company will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights after the Separation Time as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times after the Separation Time.

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After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Sections 2.7(c) and (d), the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(b)   Except as otherwise provided in Section 3.1(b), all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)    Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

(d)   The Company shall not register the transfer or exchange of any Rights which have become void under Section 3.1(b), been exchanged under Section 3.1(c) or been redeemed under Section 5.1.

2.8Mutilated, Destroyed, Lost and Stolen Rights Certificates. (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to Sections 3.1(b), 3.1(c) and 5.1, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)   If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to Sections 3.1(b), 3.1(c) and 5.1 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)    As a condition to the issuance of any new Rights Certificate under this Section 2.8, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)   Every new Rights Certificate issued pursuant to this Section 2.8 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at

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any time enforceable by anyone, and, subject to Section 3.1(b) shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.9Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or notice of transfer, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, including the payment of the Redemption Price and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

2.10Delivery and Cancellation of Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.10, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.11Agreement of Rights Holders. Every holder of Rights by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

(a)    prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

(b)   after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(c)    prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate or Common Stock registration, if uncertificated) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

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(d)   Rights Beneficially Owned by certain Persons will, under the circumstances set forth in Section 3.1(b), become void; and

(e)    this Agreement may be supplemented or amended from time to time pursuant to Section 2.4(b) or 5.4.

ARTICLE III

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1Flip-in. (a) In the event that prior to the Expiration Time a Flip-in Date shall occur, in substitution for rights set forth in Section 2.3, except as provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to Section 5.10), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date that gave rise to the Flip-in Date equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock).

(b)   Notwithstanding the foregoing, any Rights that are or were Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise and the Person presenting the same will not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial Owner and its Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly will deem the Rights evidenced thereby to be void and not transferable or exercisable.

(c)    The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock elect to exchange all (but not less than all) the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 3.1(b)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Common Stock (such exchange ratio, as adjusted from time to time, being hereinafter referred to as the "Exchange Ratio").

Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to Section 3.1(b)),

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whether or not previously exercised, will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights (other than Rights that have become void pursuant to Section 3.1(b)) outstanding immediately prior thereto by mailing such notice in accordance with Section 5.9.

Each Person in whose name any certificate for shares is issued (or for whom any registration on the stock transfer books of the Company is made) upon the exchange of Rights pursuant to this Section 3.1(c) or Section 3.1(d) shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate (or registration on the stock transfer books of the Company) shall be dated (or registered as of), the next succeeding Business Day on which the stock transfer books of the Company are open.

(d)   Whenever the Company shall become obligated under Section 3.1(a) or (c) to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each share of Common Stock so issuable.

(e)    In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with Section 3.1(a) or if the Company so elects to make the exchange referred to in Section 3.1(c), the Company shall take such action as shall be necessary to ensure and provide, as and when and to the maximum extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date (and remaining in effect) to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with Section 3.1(c), debt or equity securities or other assets (or a combination thereof) having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date times the Exchange Ratio in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

3.2Flip-over. (a) Prior to the Expiration Time, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event

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unless and until it shall have entered into a supplemental agreement with the Flip-over Entity, for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms hereof, that number of shares of Flip-over Stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that after such date of consummation or occurrence any of the events described in Section 2.4(a) or (b), or any analogous event, shall have occurred with respect to the Flip-over Stock) and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to this Agreement. The provisions of this Section 3.2 shall apply to successive Flip-over Transactions or Events.

(b)   Prior to the Expiration Time, unless the Rights will be redeemed pursuant to Section 5.1 pursuant to an agreement entered into by the Company prior to a Flip-in Date, the Company shall not enter into any agreement with respect to, consummate or permit to occur any Flip-over Transaction or Event if at the time thereof there are any rights, warrants or securities outstanding or any other arrangements, agreements or instruments that would eliminate or otherwise diminish in any material respect the benefits intended to be afforded by this Rights Agreement to the holders of Rights upon consummation of such transaction.

ARTICLE IV

THE RIGHTS AGENT

4.1General. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

(b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for securities (or registration on the stock transfer books of the Company) purchasable upon exercise of Rights, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

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4.2Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)   In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)   Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)    The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

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(d)   The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates, if any, for securities purchasable upon exercise of Rights or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only.

(e)    The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate, if any, for securities purchasable upon exercise of Rights or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(b)) or any adjustment required under the provisions of Section 2.4, 3.1 or 3.2 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.4 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable.

(f)     The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person.

(h)    The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default,

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neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, which is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE V

MISCELLANEOUS

5.1Redemption; Independent Director Review; and Stockholder Referendum. (a) The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) of the then outstanding Rights at the Redemption Price and the Company, at its option, may pay the Redemption Price either in cash or shares of Common Stock or other securities of the Company deemed by the Board of Directors, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(b)   A committee of independent directors of the Company will evaluate the Agreement annually to determine whether it continues to be in the best interests of the Company's stockholders or, rather, if the Rights should be redeemed.

(c)    In the event the Company, not earlier than 90 Business Days nor later than 120 Business Days following the commencement of a Qualifying Offer within the meaning of Rule

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14(d)-2(a) under the Exchange Act, which has not been terminated prior thereto and which continues to be a Qualifying Offer, receives a written notice complying with the terms of this Section 5.1(c) (the "Special Meeting Notice") that is properly executed by the holders of record (or their duly authorized proxy) of a majority of the shares of Common Stock then outstanding directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the "Redemption Resolution"), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be so submitted to a vote of stockholders, by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting. For purposes of a Special Meeting Notice, the record date for determining eligible holders of record shall be the 90th Business Day following the commencement of a Qualifying Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company's books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 5.1(c), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not held on or prior to the 90th Business Day following receipt of the Special Meeting Notice, or (ii) if, at the Special Meeting, the holders of 80% or more of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed by such failure to hold the Special Meeting or as a result of such stockholder action, as the case may be, at the Redemption Price, or the Board of Directors shall take such other action as would prevent the existence of the Rights from interfering with the consummation of the Qualifying Offer, effective either (i) as of the Close of Business on the 90th Business Day following receipt of the Special Meeting Notice if a Special Meeting is not held on or prior to such date or (ii) as of the date on which the results of the vote on the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be.

(d)   Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights pursuant to Section 5.1(a) or the effectiveness of such redemption pursuant to Section 5.1(c) (or, if the resolution of the Board of Directors electing to redeem the Rights pursuant to Section 5.1(a) states that the redemption will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights will terminate and each Right, whether or not previously exercised, will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors; provided, however, that such resolution of the Board of Directors of the Company pursuant to Section 5.1(a) may be revoked, rescinded or

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otherwise modified at any time prior to the time and date of effectiveness set forth in such resolution, in which event the right to exercise will not terminate at the time and date originally set for such termination by the Board of Directors of the Company. Promptly after the Rights are redeemed, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice in accordance with Section 5.9.

5.2Expiration. The Rights and this Agreement shall expire at the Expiration Time and no Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Section 3.1 or 5.1, respectively.

5.3Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock purchasable upon exercise of Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time pursuant to the terms of securities convertible or redeemable into shares of Common Stock (other than any securities issued or issuable in connection with the exercise or exchange of Rights) or to options, in each case issued or granted prior to, and outstanding at, the Separation Time, the Company shall issue to the holders of such shares of Common Stock, Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, in each case, (i) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (iii) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.

5.4Supplements and Amendments. Except for any extension of the Expiration Date (or any changes in the definition thereof), which can only be done by action of the Stockholders, the Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) prior to the Close of Business on the Flip-in Date, in any respect and (ii) after the Close of Business on the Flip-in Date, to make any changes that the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of Rights generally or in order to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with any other provisions herein or otherwise defective. The Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company which satisfies the terms of the preceding sentence, provided that any supplement or amendment shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Board of Directors of the Company will materially amend this Agreement only if, in the exercise of its fiduciary responsibilities under Delaware law, and acting by a majority of its independent directors, it determines that such action is in the best interest of the Stockholders. If so

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adopted, any such material amendment will be submitted to a non-binding vote of Stockholders as a separate ballot item at the next annual meeting of Stockholders occurring at least six months after such adoption.

5.5Fractional Shares. If the Company elects not to issue certificates representing (or register on the stock transfer books of the Company) fractional shares upon exercise, redemption or exchange of Rights, the Company shall, in lieu thereof, in the sole discretion of the Board of Directors, either (a) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (b) pay to the registered holder of such Rights the appropriate fraction of the Market Price per share in cash.

5.6Rights of Action. Subject to the terms of this Agreement (including Sections 3.1(b) and 5.14), rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7Holder of Rights Not Deemed a Stockholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 5.8), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

5.8Notice of Proposed Actions. In case the Company shall propose at or after the Separation Time and prior to the Expiration Time (i) to effect or permit a Flip-over Transaction or Event or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 5.9, a notice of such proposed action, which shall specify the date on which such Flip-over Transaction or Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action.

5.9Notices. Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be

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sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

__________________

__________________

__________________

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

__________________

__________________

__________________

Notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

5.10Suspension of Exercisability. To the extent that the Company determines in good faith that some action will or need be taken pursuant to Section 3.1 or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a reasonable period in order to take such action or comply with such laws. In the event of any such suspension, the Company shall issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required.

Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

5.11Costs of Enforcement. The Company agrees that if the Company or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfill any of its obligations pursuant to this Agreement, then the Company or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce such holder's rights pursuant to any Rights or this Agreement.

5.12Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or

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equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.14Determination and Actions by the Board of Directors, etc. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) done or made by the Board, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

5.15Fiduciary Responsibilities of the Board of Directors. Nothing contained in this Agreement shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duties. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors of the Company shall not be entitled to reject any offer to acquire the Company, or to recommend that Stockholders reject any offer, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation), with respect to any offer or any proposal to acquire the Company that the Board of Directors of the Company believes is necessary or appropriate in the exercise of such fiduciary duties. Nothing in this Agreement shall be construed as limited or prohibiting the Company from proposing or engaging, at any time, in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding-up of the Company, or any other business combination or other transaction, or any other action by the Company.

5.16Descriptive Headings; Section References. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

5.17GOVERNING LAW. THIS AGREEMENT AND EACH RIGHT ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE.

5.18Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.19Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or

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provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

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[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY

[______________________]

By:

Name:

Title:

RIGHTS AGENT

[______________________]

By:

Name:

Title:

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EXHIBIT A

FORM OF RIGHTS CERTIFICATE

CERTIFICATE NO. _________

THE RIGHTS ARE SUBJECT TO REDEMPTION OR MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY OR THE COMPANY'S STOCKHOLDERS, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BE VOID.

This certifies that [______________] , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Stockholder Protection Rights Agreement, dated as of [_____________], 2005 (as amended from time to time, the "Rights Agreement"), between [______________________], a Delaware corporation (the "Company"), and [______________________], a [____________] corporation, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on [_________], 2009, one one-hundredth of a fully paid share of Participating Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed at the principal office of the Rights Agent in Cranford, New Jersey. The Exercise Price shall initially be $[__] per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities of an entity other than the Company or Common Stock or other securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate

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number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option or at the option of the Company's stockholders, at a redemption price of $0.001 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case to adjustment in certain events as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:

By:

Name:
Title:

Countersigned:

By:

Name:
Title:

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FORM OF RIGHTS CERTIFICATE REVERSE SIDE

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)

FOR VALUE RECEIVED hereby sells, assigns and transfers unto [______________________] this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint [Attorney] to transfer this Rights Certificate on the books of the Company, with full power of substitution.

Dated:

Signature

Name of Registered Holder

Signature Guaranteed:

(Signature must correspond to name on the Rights Certificate in every particular, without alteration or enlargement or any change whatsoever).

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Exchange Act Rule l7Ad-15.

CERTIFICATION OF HOLDER (to be completed if true):

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Dated:

Signature

Name of Registered Holder

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NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

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(to be attached to each Rights Certificate)

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to exercise the Rights Certificate.)

TO: [______________________]

The undersigned hereby irrevocably elects to exercise [_____________] whole Rights represented by the attached Rights Certificate to purchase the shares of Common Stock or Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered as follows:

NAME:

ADDRESS:

Social Security or Other Taxpayer

Identification Number:

If the number of Rights exercised is less than the total Rights evidenced by the Rights Certificate, the undersigned requests a new Rights Certificate for the unexercised Rights be registered in the name of and delivered as follows:

NAME:

ADDRESS:

Social Security or Other Taxpayer

Identification Number:

Dated:

Signature

Name of Registered Holder

Signature Guaranteed:

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Signature

(Signature must correspond to name on the face of the Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee program), pursuant to Exchange Act Rule l7Ad-15.

CERTIFICATION OF HOLDER (to be completed if true):

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Dated:

Signature

Name of Registered Holder

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

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EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATIONS AND TERMS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF [__________________]

Pursuant to Section 151 of the

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

We, the undersigned, and , the , and , respectively, of , a Delaware corporation (the "Corporation"), do hereby certify as follows:

Pursuant to authority granted by Article ____ of the Restated Certificate of Incorporation of the Corporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has adopted the following resolutions fixing the designation and certain terms, powers, preferences and other rights of a new series of the Corporation's Preferred Stock, par value $0.001, and certain qualifications, limitations and restrictions thereon:

RESOLVED, that there is hereby established a series of Preferred Stock, par value $0.001, of the Corporation, and the designation and certain terms, powers, preferences and other rights of the shares of such series, and certain qualifications, limitations and restrictions thereon, are hereby fixed as follows:

(i)	The distinctive serial designation of this series shall be
"Series A Junior Participating Preferred Stock" (hereinafter called "this Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

(ii) The number of shares in this Series shall initially be
,(1) which number may from time to time be increased or
decreased (but not below the number then outstanding) by the Board of
Directors. Shares of this Series purchased by the Corporation shall be cancelled and shall revert to authorized but unissued shares of Preferred
Stock undesignated as to series. Shares of this Series may be issued in fractional shares which are whole number multiples of one one-hundredth of a share, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

(iii) The holders of full or fractional shares of this Series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, dividends, (A) on each date

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that dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) are payable on or in respect of
Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the Corporation) that would be payable on such date to a holder of the Reference Package and (B) on the last day of March,
June, September and December in each year, in an amount per whole share of
this series equal to the excess (if any) of $	(2) over the
aggregate dividends paid per whole share of this Series during the three month period ending on such last day. Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance

---------------

(1)

Insert number equal to the number of shares of Common Stock outstanding on date prior to filing certificate of designation divided by 100.

(2)

Insert an amount equal to 1/4 of 1% of the Exercise Price divided by the number of shares of Preferred Stock purchasable upon exercise of one Right (i.e., a guaranteed 1% dividend).

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of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date.

The term "Reference Package" shall initially mean 100 shares of
Common Stock, par value $0.001 ("Common Stock"), of the Corporation. In the event the Corporation shall at any time after the close of business on
,	(3) (A) declare or pay a dividend on any
Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C)
combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.
So long as any shares of this Series are outstanding, no dividend
(other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, unless the full cumulative dividends
(including the dividend to be paid upon payment of such dividend or other distribution) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid. When dividends are not paid in full upon this Series and any other stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other stock ranking on a parity as to dividends shall be declared pro rata so that in all cases the amount of dividends declared per share on this Series and such other stock shall bear to each other the same ratio that accumulated dividends per share on the shares of the Series and such other stock bear to each other. Neither the Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation
(except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation), unless the full cumulative dividends (including the dividend to be paid upon payment of such

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dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall
contemporaneously be, paid.

(iv) In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property
(payable in kind), as the case may be, that a holder of the Reference
Package would be entitled to receive as a result of such transaction.

---------------

(3)

For a certificate of designation relating to shares to be issued pursuant to Section 2.3 of the Rights Agreement, insert the Separation Time. For a certificate of designation relating to shares to be issued pursuant to Section 3.1(d) of the Rights Agreement, insert the Flip-in Date.

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(v)	In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the
Common Stock or any other stock of the Corporation ranking junior to this series upon liquidation, to be paid in full an amount per whole share of
this Series equal to the greater of (A) $	(4) or (B) the
aggregate amount distributed or to be distributed in connection with such liquidation, dissolution or winding up to a holder of the Reference Package
(such greater amount being hereinafter referred to as the "Liquidation
Preference"), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

In the event the assets of the Corporation available for
distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this
Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

Upon the liquidation, dissolution or winding up of the Corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to the first paragraph of this Section (v) before any payment shall be made to the holders of Common Stock or any other stock of the Corporation ranking junior upon liquidation to this Series.

For the purposes of this Section (v), the consolidation or merger of, or binding statutory share exchange by, the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

(vi) The shares of this Series shall not be redeemable.

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(vii) In addition to any other vote or consent of stockholders required by law or by the Restated Certificate of Incorporation, as amended, of the Corporation, and except as otherwise required by law, each share (or fraction thereof) of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and shall have the number of votes thereon that a holder of the Reference Package would have.

IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the day of , .

Attest:

-------

---------------

(4)

Insert an amount equal to 100 times the Exercise Price in effect as of the Separation Time.

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Exhibit E

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated January 13, 2005, between CAPE COASTAL TRADING CORPORATION, a New York corporation having an address at 350 Fifth Avenue, Suite 3304, New York, NY 10018 (the "Company") an KWAJO SARFOH, an individual having an address at 350 Fifth Avenue, Suite 3304, New York, NY 10018 (the "Buyer").

BACKGROUND

The Seller is the owner and operator of a business that involves importing artworks and crafts from Ghana, Africa to sell to its vendors and customers in the U.S. (the "Business"). The Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on terms and subject to the conditions hereinafter set forth, the name of the Seller, its website and certain contracts, agreements and other rights of the Company that relate to the Business, all as more fully and specifically hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, warranties and covenants set forth herein, the parties hereto hereby agree as follows:

1. Purchased Assets. Seller hereby sells, assigns, transfers, conveys and delivers to Buyer ON AN "AS IS" "WHERE IS" BASIS, and Buyer hereby accepts and purchases, all of Seller's right, title and interest in and to the name "Cape Coastal Trading Corporation" and all derivatives of such name, the website (www.ghanacrafts.com), and all of the other agreements, contracts, leases, licenses, other arrangements and other intangible property of the Seller to the extent that such agreements, contracts, leases, licenses, arrangements or property relate to the Business existing at the close of business on the Closing Date (the "Purchased Assets").

2. Assumption of Liabilities. Buyer hereby assumes, and agree to perform, and otherwise pay, satisfy and discharge all existing and future liabilities and obligations of the Business (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including (a) all liabilities of the Seller for transfer, sales, use, and other non-income taxes arising in connection with the consummation of the transactions contemplated hereby, and (b) all liabilities and obligations of the Seller under the agreements, contracts, leases, licenses, and other arrangements referred to in the definition of Purchased Assets. The liabilities assumed by the Buyer are referred to herein as the "Assumed Liabilities".

3. Purchase Price. On the Closing Date, Buyer shall pay to Seller Seventeen Thousand Dollars ($17,000) in cash by delivering to the Seller a release in form acceptable to the Seller of all amounts owed to the Buyer by the Seller (such amounts being referred to herein as the "Shareholder Loan").

4. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place by the exchange of documents by the parties by fax or courier, as appropriate, on the earlier of (a) the soonest practicable date following the date that the Seller acquires or commences an operating business, whether through a business combination or otherwise, (b) the last date of the sixth month following the date hereof or (c) such other date as the parties may mutually determine (the "Closing Date"). At the Closing, the

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parties shall deliver to each other (i) a bill of sale relating to the Purchased Assets, (ii) an instrument of assumption of liabilities relating to the Assumed Liabilities, (iii) a release in form satisfactory to the Seller evidencing the release of the Shareholder Loan, and (iv) such other certificates and documents as a party may reasonably request. If the Closing Date is the date described in clause (b) of the first sentence of this Section 4, then, at the request of the Seller, the Closing Date shall be delayed until such date as may be reasonably necessary for the Seller to make any required filings or obtain any required consents.

5. Transition Period. The Buyer along with other persons is selling a controlling interest in the Seller to certain purchasers (the "Purchasers") on the date hereof pursuant to a Stock Purchase Agreement. The Buyer hereby agrees that the Buyer will remain as a director of the Seller and as the President and Treasurer of the Seller until the later of (i) the date that the Seller files its annual report on Form 10-KSB for the fiscal year ended December 31, 2004, or (ii) the tenth day following the mailing to the shareholders of the Seller of an information statement on Schedule 14F-1 that relates to a change in a majority of the directors of the Seller in connection with the aforementioned Stock Purchase Agreement (such period of time being referred to as the "Transition Period"). During the Transition Period, the Buyer shall not obligate the Seller in any way or otherwise cause the Seller to incur any liabilities whatsoever, without the prior written consent of the Purchasers, including entering into any contract or agreement, or other commitment on behalf of the Seller or incurring any loans or any expenses that the Seller may become liable for. During the Transition Period the Seller will not take any action with regard to the Purchased Assets, including any sale, lease, pledge or other disposition of such Purchased Assets, except with the prior written consent of the Purchasers or except as may be reasonably necessary to safeguard the Purchased Assets and the value thereof. The Buyer hereby grants to the Seller the right and license to use the name "Cape Coastal Trading Corporation" as the corporate name of the Seller for a period of six months following the Closing Date.

6. Further Assurances. Seller hereby covenants that it will, whenever and as often as required so to do by Buyer and at Buyer's sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as Buyer may reasonably require in order to complete, insure and perfect the transfer, conveyance and assignment to Buyer of all the right, title and interest of Seller in and to the Purchased Assets hereby sold, conveyed or assigned, or intended so to be.

7. Seller Makes no Representations or Warranties. The Seller's interest in the Purchased Assets is being acquired by the Buyer on an AS IS WHERE IS basis and the Seller makes no representations as to the Purchased Assets or any other matter.

8. Indemnification. Buyer shall indemnify and hold harmless Seller and the shareholders and agents of the Seller, and the Seller's successors and assigns and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses (including court costs), which may arise out of or relate to (i) any of the Assumed Liabilities, (ii) the Shareholder Loan, (iii) any liability arising from the failure to obtain a fairness opinion in connection with this transaction or to obtain any required consent, (iv) any liability arising from a breach by the Buyer of any covenant contained herein and (v) any liability arising from any action or failure to act by the Buyer. Upon obtaining knowledge thereof, the party to be indemnified (the "Indemnified

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Party") shall promptly notify the Buyer (the "Indemnifying Party") in writing of any damage, claim, loss, liability or expense which the Indemnified Party has determined has given rise or could give rise to a claim under this Section 8 (such written notice being hereinafter referred to as a "Notice of Claim"). A Notice of Claim shall contain a brief description of the nature and estimated amount of any such claim giving rise to a right of indemnification. With respect to any claim or demand set forth in a Notice of Claim relating to a third party claim, the Indemnifying Party may defend, in good faith and at its expense, any such claim or demand, and the Indemnified Party, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the Indemnifying Party is defending in good faith any such third party claim, the Indemnified Party shall not settle or compromise such third party claim. If the Indemnifying Party does not so elect to defend any such third party claim, the Indemnified Party shall have no obligation to do so.

9. Miscellaneous. All representations, warranties and agreements in this Agreement shall survive the Effective Date until the expiration of the applicable statute of limitations. This Agreement shall be binding upon the parties' their respective successors, representatives, heirs and estate, as applicable. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York, without regard to the conflicts of law principles thereof. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supercedes in its entirety any other agreement relating to or granting any rights with respect to the subject matter hereof.

[signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed this Asset Sale Agreement as of the date first above written.

BUYER

KWAJO SARFOH

/s/ Kwajo Sarfoh

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SELLER

CAPE COASTAL TRADING CORPORATION

/s/ Trae O'Neil High

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Name:

Title:

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Exhibit F

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

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